                                                                Exhibit 2.2

                                                             EXECUTION COPY



                                   PEARSON PLC

                                       AND

                             THE BANK OF NEW YORK,

                 AS TRUSTEE, PAYING AGENT AND CALCULATION AGENT

                          4.625% SENIOR NOTES DUE 2018

                                    INDENTURE

                            DATED AS OF JUNE 23, 2003




                       SIDLEY AUSTIN BROWN & WOOD, LONDON


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                                TABLE OF CONTENTS
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                                    ARTICLE I
                   DEFINITIONS AND INCORPORATION BY REFERENCE


Section 1.1     Definitions...............................................................................................1
Section 1.2     Rules of Construction.....................................................................................8




                                   ARTICLE II
                                    THE NOTES


Section 2.1     Form and Dating...........................................................................................8
Section 2.2     Execution and Authentication .............................................................................9
Section 2.3     Registrar and Paying Agent; Calculation Agent............................................................11
Section 2.4     Paying Agent to Hold Money in Trust .....................................................................11
Section 2.5     Holder Lists.............................................................................................12
Section 2.6     Global Note Provisions ..................................................................................12
Section 2.7     Legends .................................................................................................13
Section 2.8     Transfer and Exchange....................................................................................13
Section 2.9     Mutilated, Destroyed, Lost or Stolen Notes...............................................................15
Section 2.10    Cancellation.............................................................................................16
Section 2.11    Add On Notes.............................................................................................16
Section 2.12    Default Interest.........................................................................................17
Section 2.13    CUSIP Numbers ...........................................................................................18



                                   ARTICLE III
                                   COVENANTS


Section 3.1     Payment of Notes ........................................................................................18
Section 3.2     Maintenance of Office or Agency..........................................................................18
Section 3.3     Corporate Existence .....................................................................................18
Section 3.4     Payment of Taxes and Other Claims........................................................................19
Section 3.5     Further Instruments and Acts ............................................................................19
Section 3.6     Waiver of Stay, Extension or Usury Laws..................................................................19
Section 3.7     Payment of Additional Amounts ...........................................................................19
Section 3.8     Limitation on Liens .....................................................................................20
Section 3.9     Reports to Holders.......................................................................................20


                                   ARTICLE IV
                              SUCCESSOR CORPORATION

Section 4.1     Consolidation, Merger and Sale of Assets ................................................................21


                                    ARTICLE V
                          OPTIONAL REDEMPTION OF NOTES


Section 5.1     Optional Tax Redemption .................................................................................21
Section 5.2     Optional Redemption......................................................................................22
Section 5.3     Election to Redeem.......................................................................................22
Section 5.4     Notice of Redemption ....................................................................................22
Section 5.5     Selection of Notes to be Redeemed in Part Pursuant to an Optional Redemption ............................23
Section 5.6     Deposit of Redemption Price..............................................................................24
Section 5.7     Notes Payable on Redemption Date.........................................................................24

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Section 5.8     Unredeemed Portions of Partially Redeemed Note...........................................................24


                                   ARTICLE VI
                              DEFAULTS AND REMEDIES


Section 6.1     Events of Default .......................................................................................24
Section 6.2     Acceleration.............................................................................................25
Section 6.3     Other Remedies...........................................................................................26
Section 6.4     Waiver of Past Defaults .................................................................................26
Section 6.5     Control by Majority......................................................................................26
Section 6.6     Limitation on Suits .....................................................................................26
Section 6.7     Rights of Holders to Receive Payment.....................................................................27
Section 6.8     Collection Suit by Trustee...............................................................................27
Section 6.9     Trustee May File Proofs of Claim, etc ...................................................................27
Section 6.10    Priorities ..............................................................................................28


                                   ARTICLE VII
                                     TRUSTEE


Section 7.1     Duties of Trustee .......................................................................................28
Section 7.2     Rights of Trustee .......................................................................................29
Section 7.3     Individual Rights of Trustee.............................................................................30
Section 7.4     Trustee's Disclaimer.....................................................................................30
Section 7.5     Notice of Defaults.......................................................................................30
Section 7.6     Reports by Trustee to Holders............................................................................31
Section 7.7     Compensation and Indemnity ..............................................................................31
Section 7.8     Replacement of Trustee...................................................................................31
Section 7.9     Successor Trustee by Merger .............................................................................32
Section 7.10    Eligibility; Disqualification............................................................................33
Section 7.11    Preferential Collection of Claims Against Company .......................................................33
Section 7.12    Paying Agent and Calculation Agent ......................................................................33


                                  ARTICLE VIII
            SATISFACTION AND DISCHARGE OF INDENTURE; UNCLAIMED MONIES


Section 8.1     Satisfaction and Discharge ..............................................................................33
Section 8.2     Application by Trustee of Funds Deposited for Payment of Notes ..........................................33
Section 8.3     Repayment of Monies Held by Paying Agent ................................................................34
Section 8.4     Return of Monies Held by Trustee and Paying Agent Unclaimed for Two Years ...............................34

                                   ARTICLE IX
                                   AMENDMENTS


Section 9.1     Without Consent of Holders...............................................................................34
Section 9.2     With Consent of Holders..................................................................................35
Section 9.3     Compliance with Trust Indenture Act......................................................................36
Section 9.4     Acts of Holders; Record Dates............................................................................36
Section 9.5     Notation on or Exchange of Notes ........................................................................37
Section 9.6     Trustee to Sign Amendments ..............................................................................37


                                    ARTICLE X
                                  MISCELLANEOUS

Section 10.1    Trust Indenture Act Controls.............................................................................37
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Section 10.2    Notices..................................................................................................37
Section 10.3    Communication by Holders with Other Holders..............................................................38
Section 10.4    Certificate and Opinion as to Conditions Precedent.......................................................38
Section 10.5    Statements Required in Certificate or Opinion............................................................39
Section 10.6    Form of Documents Delivered to Trustee...................................................................39
Section 10.7    Rules by Trustee, Paying Agent and Registrar.............................................................39
Section 10.8    Payment on Business Days.................................................................................40
Section 10.9    Governing Law, etc.......................................................................................40
Section 10.10   Successors...............................................................................................41
Section 10.11   Duplicate and Counterpart Originals......................................................................41
Section 10.12   Severability.............................................................................................41
Section 10.13   Currency Indemnity.......................................................................................41
Section 10.14   Benefits of Indenture....................................................................................42
Section 10.15   Table of Contents; Headings..............................................................................42

EXHIBITS

Exhibit A       Form of Notes ...........................................................................................44
Exhibit B       Form of Transfer Certificate for Transfer to QIB ........................................................55
Exhibit C       Form of Certificate to be Delivered in Connection with Transfers Pursuant to Regulation S................56
Exhibit D       Form of Rule 144 Certification...........................................................................58

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                                      iii

         This INDENTURE, dated as of June 23, 2003, among Pearson PLC, a public company incorporated with limited liability under the laws of England and Wales (the "Company") and The Bank of New York, a New York banking corporation (the "Trustee"), as Trustee, Paying Agent, and Calculation Agent in New York.

         Each party agrees as follows for the benefit of the other parties and for the benefit of the Holders of the Company's 4,625% Notes due 2018 issued hereunder (the "Notes").

                                    ARTICLE I

                   DEFINITIONS AND INCORPORATION BY REFERENCE

         Section 1.1 Definitions.


         "Actual Knowledge" means, with respect to the Trustee, actual knowledge of any Trust Officer of the Trustee, which shall include within its scope any matter which shall have been notified in writing to the Trustee.

         "Additional Amounts" has the meaning assigned to it in Section 3.7.

         "Add On Note Board Resolutions" means resolutions duly adopted by the Board of Directors of the Company and delivered to the Trustee in an Officers' Certificate providing for the issuance of Add On Notes.

         "Add On Note Supplemental Indenture" means a supplement to this Indenture duly executed and delivered by the Company and the Trustee pursuant to
Section 2.11 providing for the issuance of Add On Notes.

         "Add On Notes" means any Notes originally issued after the Issue Date pursuant to Section 2.11, including any replacement Notes as specified in the relevant Add On Note Board Resolutions or Add On Note Supplemental Indenture issued therefor in accordance with this Indenture.

         "Affiliate" shall have the meaning provided in Rule 405 of the Securities Act.

         "Agent Members" has the meaning assigned to it in Section 2.6(b).

         "Authenticating Agent" has the meaning assigned to it in Section
2.2(d).

         "Authorized Agent" has the meaning assigned to it in Section 10.9(d).

         "Bankruptcy Default" means any of the Events of Default specified in
Section 6.1(a)(v) (with respect to the dissolution, winding up or reorganization of the Company).

         "Bankruptcy Law" means, with respect to any jurisdiction in which the Company or any of its Principal Subsidiaries are incorporated, any laws or regulations and any judicial decisions pertaining to proceedings that are initiated either by an entity or by creditors thereof seeking a general moratorium in relation to such entity's debts, to appoint a receiver for such entity, to have such insolvent entity's assets or businesses sold or distributed among such entity's creditors or to restructure and reorganize the entity's debts for the benefit of such creditors.

         "Board of Directors" means, as to any Person, the board of directors, management committee or similar governing body of such Person or any duly authorized committee thereof.

         "Board Resolution" means, with respect to any Person, a copy of a resolution certified by an Officer or the General Counsel of such Person to have been duly adopted by the Board of Directors of such Person and to be in full force and effect on the date of such certification, and delivered to the Trustee.

         "Business Day" means any day other than a Saturday or Sunday or a day on which commercial banks and trust companies located in New York City, London or the Place of Payment with respect to the Notes are authorized or required by law, regulation or executive order to be closed.

         "Calculation Agent" means the calculation agent appointed by the Company, who shall initially be The Bank of New York.

         "Capital Employed" means, in respect of the Company and for the purposes of Section 3.8 herein, the amount of the issued and paid-up share capital plus or minus: (i) the aggregate amount standing to the credit or debit of the consolidated reserves (including profit and loss account and any share premium account), plus (ii) the amount of minority interests in any Subsidiary, plus (iii) any reserves for deferred tax, plus (iv) all gross borrowings, whether such borrowing is made within the Group or otherwise, but excluding all such borrowings other than borrowings within the Group repayable on demand or repayable within one year, all of the foregoing as included in the Company's latest published audited consolidated balance sheet or the latest audited balance sheet of such Subsidiary or pro forma consolidated financial statements, as the case may be. For the purpose of this definition only, borrowings shall be construed in accordance with normal accounting principles in the relevant jurisdiction as adopted from time to time in preparing the relevant companies' audited financial statements.

         "Certificated Note" means any Note issued in fully-registered certificated form (other than a Global Registered Note), which shall be substantially in the form of Exhibit A, with appropriate legends as specified in
Section 2.7 and Exhibit A.

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Company" means the party named as such in the introductory paragraph to this Indenture and its successors and assigns, including any Successor Corporation that becomes such in accordance with Article IV.

         "Company Order" has the meaning assigned to it in Section 2.2(c).

         "Comparable Treasury Issue" means, with respect to any Redemption Date for any Notes being redeemed, the United States Treasury security selected by an Independent Investment Banker as having the maturity comparable to the remaining term of the Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes.

         "Comparable Treasury Price" means, with respect to any Redemption Date for any of the Notes being redeemed:

                  (i) the average of four Reference Treasury Dealer Quotations for the Redemption Date, after excluding the highest and lowest of those Reference Treasury Dealer Quotations, or

                  (ii) if the Calculation Agent obtains fewer than four Reference Treasury Dealer Quotations, the average of all Reference Treasury Dealer Quotations obtained.

         "Corporate Trust Office" means the corporate trust office of the Trustee at which at any particular time its corporate trust business shall be administered, which office on the date of execution of this Indenture is located at One Canada Square, 48th floor, London, E14 5AL, England, telephone number +44 207 964 6402, Attention: Alison Mitchell.

         "Default" means an event or condition the occurrence of which is, or with the lapse of time or giving of notice or both would be, an Event of Default.

         "Directive" has the meaning assigned to it in Section 3.7(d).

         "Distribution Compliance Period" means, in respect of any Regulation S Global Note, the 40 consecutive days beginning on and including the later of (a) the day on which any Notes represented thereby are offered to persons other than distributors (as defined in Regulation S under the Securities Act) pursuant to Regulation S and (b) the Issue Date for such Notes.

         "DTC" means The Depository Trust Company, its nominees and their respective successors and assigns, or such other depositary institution hereinafter appointed by the Company that is a clearing agency registered under the Exchange Act.

         "Event of Default" has the meaning assigned to it in Section 6.1.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "GAAP" means generally accepted accounting practices in the United Kingdom.

         "Global Registered Note" means any Note issued in fully-registered prepared form to DTC (or its nominee), which shall be substantially in the form of Exhibit A, with appropriate legends as specified in Section 2.7 and Exhibit A.

         "Group" means, together, the Company and its Subsidiaries.

         "Holder" means the Person in whose name a Note is registered in the Note Register.

         "Indenture" means this Indenture as amended or supplemented from time to time.

         "Independent Investment Banker" means one of the Reference Treasury Dealers selected by the Trustee in consultation with the Company.

         "Interest Payment Date" means June 15 and December in each year, commencing on December 15, 2003 and ending on the Maturity Date.

         "Issue Date" means June 23, 2003.

         "Issue Date Notes" means the Notes originally issued on the Issue Date, and any replacement Notes issued therefor in accordance with this Indenture.

         "Lien" has the meaning assigned to it in Section 3.8.

         "Maturity Date" means June 15, 2018.

         "Non-U.S. Person" means a person who is not a U.S. person, as defined in Regulation S under the Securities Act.

         "Note Register" has the meaning assigned to it in Section 2.3(a).

         "Noteholder Meeting" means a meeting of Holders of Outstanding Notes.

         "Notes" has the meaning assigned to the preamble hereto.

         "Obligor" of the Notes means the Company and any other obligor of the Notes.

         "Officer" means, when used in connection with any action to be taken by the Company, the Chairman of the Board, the Chief Executive Officer, any executive Director of the Company or any authorized representative of such persons.

         "Officers' Certificate" means, when used in connection with any action to be taken by the Company, a certificate signed by an Officer or Officers that complies with the requirements of Section 10.4 and is delivered to the Trustee.

         "Opinion of Counsel" means a written opinion of counsel, who may be an employee of or counsel for the Company.

         "Optional Redemption" has the meaning assigned to it in Section 5.2.

         "Optional Tax Redemption" has the meaning assigned to it in Section
5.1.

         "Outstanding" means, as of the date of determination, all Notes theretofore authenticated and delivered under this Indenture, except:

                  (i) Notes theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

                  (ii) Notes, or portions thereof, for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as Paying Agent) for the Holders of Notes; provided that, if the Notes are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

                  (iii) Notes which have been surrendered pursuant to Section
         2.9 or in exchange for or in lieu of which other Notes have been authenticated and delivered pursuant to this Indenture, other than any such Notes in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Notes are held by a bona fide purchaser in whose hands such Notes are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Notes have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Notes owned by the Company or any other obligor upon the Notes or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes which a Trust Officer of the Trustee actually knows to be so owned shall be so disregarded. Notes so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Company or any other obligor upon the Notes or any Affiliate of the Company or of such other obligor.

         "Paying Agent" has the meaning assigned to it in Section 2.3(a).

         "Person" means an individual, partnership, corporation, limited liability company, unincorporated organization, trust or joint venture, or a governmental agency or political subdivision thereof, or any other entity.

         "Place of Payment" means, with respect to a Note, the place or places where the principal of or any interest on the Notes are payable as specified in the Notes.

         "Principal Subsidiary" means any Subsidiary at any relevant time of the
Company: (a) whose Capital Employed or unconsolidated profit before tax and extraordinary items, calculated by reference to such Subsidiary's latest audited financial statements, is 10% or more of the Group's consolidated Capital Employed or consolidated profit before tax and extraordinary items, as the case may be, calculated by reference to the latest audited financial statements of the Group, provided that if a Subsidiary itself has Subsidiaries, the reference above to Capital Employed of such Subsidiary shall be construed as a reference to the consolidated Capital Employed of such Subsidiary and its Subsidiaries, or
(b) to which is transferred the whole or substantially the whole of the assets and undertakings of a Subsidiary which immediately prior to such transfer is a Principal Subsidiary, provided that the transferor Subsidiary shall upon such transfer forthwith cease to be a Principal Subsidiary and the transferee Subsidiary shall cease to be a Principal Subsidiary pursuant to this paragraph
(b) on the date on which the audited consolidated financial statements of the Group for the financial period current at the date of such transfer are published, but such transferor Subsidiary or such transferee Subsidiary may be a Principal Subsidiary on or at any time after such date by virtue of the provisions of paragraph (a) above, provided that references to the audited consolidated financial statements of any Subsidiary shall be construed as references to the audited consolidated financial statements of such Subsidiary and its subsidiaries for the relevant financial period if such audited consolidated financial statements were produced (or, if no such audited consolidated financial statements were produced, to pro forma consolidated financial statements produced on the basis of the relevant audited financial statements of such Subsidiary and its subsidiaries), and further provided that if a Subsidiary is acquired after the end of the financial period to which the latest audited consolidated financial statements relate, references to such audited consolidated financial statements for the purpose of the calculations above shall, until consolidated financial statements for the financial period in which the acquisition is made have been prepared and audited, be deemed to refer to such first-mentioned financial statements as it such Subsidiary had been shown in such financial statements by reference to its then latest relevant audited financial statements, adjusted as deemed appropriate by the Company's auditors.

         "Private Placement Legend" has the meaning assigned to it in Section
2.7.

         "Purchase Agreement" means the purchase agreement, dated as of June 18, 2003, between the Company and Deutsche Bank Securities Inc. as initial purchaser.

         "QIB" means any "qualified institutional buyer" (as defined in Rule 144A under the Securities Act).

         "Qualified Majority" means a vote of a majority of the aggregate principal amount of Notes at a Noteholder Meeting at which more than one-half of the aggregate principal amount of the Outstanding Notes are represented or voting pursuant to a written instrument; provided, however, that if representation, including representation pursuant to a written instrument, of the Notes does not reach a majority of the aggregate principal amount of the Outstanding Notes at the initial Noteholder Meeting, a Qualified Majority will nonetheless exist if at a second Noteholder Meeting a majority vote is cast with respect to the aggregate principal amount of the Outstanding Notes represented and voting at such meeting, provided that such amount voting at such meeting shall not be less than 25% in aggregate principal amount of the Outstanding Notes at such date.

         "Record Date" means any of the dates indicated under the heading "Record Dates" on the face of any of the Global Registered Notes.

         "Redemption Date" means, with respect to any redemption of the Notes, the date of redemption with respect thereto.

         "Reference Treasury Dealer" means Deutsche Bank Securities Inc. and three additional primary US Government securities dealers in New York City selected by the Trustee in consultation with the Company. If any Reference Treasury Dealer ceases to be a primary U.S. government securities dealer, the Trustee will substitute another primary U.S. government securities dealer for that dealer.

         "Reference Treasury Dealer Quotations" means, with respect to any Redemption Date, the average, as determined by the Calculation Agent, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted to the Calculation Agent by that Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding the Redemption Date.

         "Registrar" has the meaning assigned to it in Section 2.3(a).

         "Regulation S" means Regulation S under the Securities Act or any successor regulation.

         "Regulation S Global Note" has the meaning assigned to it in Section 2.1(e).

         "Relevant Date" means, in relation to any Note, the later of (a) the date on which the payment of an Additional Amount in question first becomes due, and (b) if the full amount of the monies payable has not been duly received in New York by the Paying Agent on or prior to such due date, Relevant Date means the date on which the full amount of such monies have been so received, provided notice to that effect is duly given to the holders of the Notes in the manner set forth in Section 10.2.

         "Relevant Indebtedness" means any indebtedness for borrowed money which is in the form of, or represented or evidenced by, bonds, notes, debentures, loan stocks, depositary receipts or other securities issued otherwise than to constitute or represent advances made by banks and/or other lending institutions; and at its date of issue is, or is intended by the Company to become, quoted or listed on or by, or dealt in or traded on, any stock exchange, over-the-counter market or other organized securities market (whether or not initially distributed by means of private placement).

         "Resale Restriction Termination Date" means, (i) for any Restricted Note (or beneficial interest therein) sold pursuant to Rule 144A, two years (or such other period specified in Rule 144(k) under the Securities Act) from the Issue Date or, if any Add On Notes that are Restricted Notes have been issued before the Resale Restriction Termination Date for any Restricted Notes, from the latest such original issue date of such Add On Notes and (ii) for any Restricted Note sold pursuant to Regulation S, 40 days after the later of the Issue Date with respect to the Restricted Note and the day on which such Restricted Notes are offered to persons other than distributors (as defined in Regulation S).

         "Restricted Note" means each Issue Date Note and each Add On Note until the Resale Restriction Termination Date with respect thereto.

         "Rule 144" means Rule 144 under the Securities Act (or any successor rule).

         "Rule 144A" means Rule 144A under the Securities Act (or any successor rule).

         "Rule 144A Global Note" has the meaning assigned to it in Section
2.1(d).

         "SEC" means the United States Securities and Exchange Commission.

         "Securities Act" means the Securities Act of 1933, as amended.

         "Special Record Date" has the meaning assigned to it in Section 2.12.

         "Subsidiary" means one of the Company's subsidiaries within the meaning of Section 736 of the United Kingdom Companies Act 1985, as modified or re-enacted from time to time, and any orders or regulations made under that Section.

         "Successor Company" has the meaning assigned to it in Section 4.1(a).

         "Taxes" has the meaning assigned to it in Section 3.7.

         "TIA" or "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended, as in effect on the date of this Indenture (except as otherwise provided in this Indenture).

         "Treasury Rate" means, with respect to any Redemption Date for Optional
Redemption:

                 (a) the yield for the maturity corresponding to the Comparable Treasury Issue under the heading that represents the average for the immediately preceding week, appearing in the most recently published statistical release designated "H.15(519)" or any successor publication that is published weekly by the Board of Governors of the Federal Reserve System and that establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption "Treasury Constant Maturities," provided, that if no maturity is within three months before or after the Maturity Date for the Notes being redeemed the yields for the two published maturities most closely corresponding to the Comparable Treasury Issue will be determined and the Treasury Rate shall be interpolated or extrapolated from those yields on a straight line basis, rounding to the nearest month; or

                 (b) if the release referred to in (a) (or any successor release) is not published during the week preceding the calculation date or does not contain the yields referred to above, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for that Redemption Date, as calculated on the third Business Day preceding the Redemption Date.

         "Trustee" means the Person named as such in the introductory paragraph of this Indenture until a successor replaces it in accordance with the terms of this Indenture and, thereafter, means the successor.

         "Trust Officer" means, when used with respect to the Trustee, any vice president, assistant vice president, assistant treasurer, trust officer or any other officer of such Trustee customarily performing corporate trust functions on behalf of the Trustee and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of such person's knowledge of and familiarity with the particular subject and who shall have direct responsibility for the administration of this Indenture.

         "U.S. Government Securities" means direct obligations (or certificates representing an ownership interest in such obligations) of the United States of America (including any agency or instrumentality thereof) for the payment of which the full faith and credit of the United States of America is pledged and which are not callable or redeemable at the issuer's option.

         "U.S. dollars" and "U.S.$" mean the lawful currency of the United States of America that as at the time of payment shall be legal tender for the payment of public and private debts.

         All TIA terms used in this Indenture that are defined by the TIA, defined in the TIA by reference to another statute or defined by SEC rule have the meanings assigned to them by such definitions.

         Section 1.2 Rules of Construction. Unless the context otherwise requires:

                 (a) a term has the meaning assigned to it in this Indenture;

                 (b) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;

                 (c) "or" is not exclusive;

                 (d) "including" means including without limitation;

                 (e) words in the singular include the plural and words in the plural include the singular;

                 (f) references to the payment of principal of the Notes shall include applicable premium, if any;

                 (g) references to payments of interest on the Notes shall include Additional Amounts pursuant to Section 3.7, if any; and

                 (h) references to England and Wales or to English law shall be deemed to be a reference to the jurisdiction of incorporation of the Company or the law of the jurisdiction of incorporation of the Company in the event the Company changes its jurisdiction of incorporation.

                                   ARTICLE II

                                   THE NOTES

         Section 2.1 Form and Dating.

                 (a) The Issue Date Notes are being originally offered and sold by the Company pursuant to the Purchase Agreement. The Notes will be issued in fully-registered global form without coupons, and only in denominations of U.S.$ 1,000 and any integral multiples thereof in excess thereof The Notes and the Trustee's certificate of authentication shall be substantially in the form of Exhibit A.

                 (b) The terms and provisions of the Notes, the form of which is in Exhibit A, shall constitute, and are hereby expressly made, a part of this Indenture and the Company by its execution and delivery of this Indenture, expressly agrees to such terms and provisions and to be bound thereby. In the event of an inconsistency between the terms of the Notes set forth in Exhibit A hereto and other terms of this Indenture, the terms set forth in any part of this Indenture other than in Exhibit A shall govern. Except as otherwise expressly permitted in this Indenture, all Notes shall be identical in all respects. Notwithstanding any differences among them, all Notes issued under this Indenture shall vote and consent together on all matters as one class.

                 (c) The Notes may have notations, legends or endorsements as specified in Section 2.7 or as otherwise required by law, stock exchange rule, DTC rule or usage. The Company and the Trustee shall approve the form of the Notes and any notation, legend or endorsement on them. Each Note shall be dated the date of its authentication. The Notes shall be dated the date of their authentication.

                 (d) Notes originally offered and sold to QIBs in reliance on Rule 144A will be initially issued in the form of one or more permanent Global Registered Notes (each, a "Rule 144A Global Note").

                 (e) Notes originally offered and sold outside the United States of America in accordance with Regulation S under the Securities Act will be initially issued in the form of one or more permanent Global Registered Notes (each, a "Regulation S Global Note").

         Section 2.2 Execution and Authentication.

                 (a) Any Officer shall sign the Notes for the Company, which may be via facsimile. If an Officer whose signature is on a Note no longer holds that office at the time the Trustee authenticates the Note, the Note shall be valid nevertheless.

                 (b) A Note shall not be valid or enforceable unless and until an authorized signatory of the Trustee, upon Company Order, authenticates the Note substantially in the form of the Trustee's certificate of authentication provided for in Section 2.2(d) hereof. The signature of the Trustee on a Note shall be conclusive evidence that such Note has been duly and validly authenticated and issued under this Indenture.

                 (c) At any time and from time to time after the execution and delivery of this Indenture, the Trustee shall authenticate and make available for delivery Notes upon a written order of the Company signed by an Officer (the "Company Order"). A Company Order shall specify the amount of the Notes to be authenticated and the date on which the original issue of Notes is to be authenticated.

                 (d) The Trustee may appoint an agent or agents with respect to the Notes which shall be authorized to act on behalf of the Trustee to authenticate Notes issued upon original issue and upon exchange, registration of transfer or partial conversion or partial redemption thereof or pursuant to
Section 5.8 (an "Authenticating Agent"), and Notes so authenticated shall be entitled to the benefits of this Indenture and shall be valid and enforceable for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Notes by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be either (i) a branch of the Trustee or (ii) a Person organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than U.S.$150,000,000 and subject to supervision or examination by any federal or state authority in the United States. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent reports of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

         Any Person into which an Authenticating Agent may be merged or with which it may be consolidated, or any Person resulting from any merger or consolidation to which such Authenticating Agent shall be a party, or any Person succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent, provided such Person shall be otherwise eligible under this Section.

         An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the

Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall give notice of such appointment in the manner provided in Section 10.2 to all Holders of Notes with respect to which such Authenticating Agent will serve. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

         The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Indenture.

         If an appointment is made pursuant to this Section, the Notes may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

         "This is one of the Notes referred to in the within-mentioned
Indenture.

                                                The Bank of New York,
                                                as Trustee

                                                By:_____________________________
                                                as Authenticating Agent

                                                By:_____________________________
                                                Authorized Signatory
         Date: ____________________"

         If all of the Notes may not be originally issued at one time, and if the Trustee does not have an office capable of authenticating Notes upon original issuance located in a Place of Payment where the Company wishes to have Notes authenticated upon original issuance, the Trustee, if so requested by the Company in writing (which writing need not be an Officers' Certificate or be accompanied by an Opinion of Counsel), shall appoint in accordance with this Section an Authenticating Agent having an office in a Place of Payment designated by the Company with respect of such Notes.

                  (e) In case the Company:

                  (i) shall be consolidated with or merged into any other Person, or

                  (ii) shall convey, transfer, lease or otherwise dispose of its properties and assets substantially as an entirety to any Person,

and the Successor Corporation resulting from such consolidation, or surviving such merger, or which shall have received a conveyance, transfer, lease or other disposition as aforesaid, shall assume the rights, responsibilities and obligations of the Company pursuant to Article IV, any of the Notes authenticated or delivered prior to such transaction may, from time to time, at the request of the Successor Corporation, be exchanged for other Notes executed in the name of the Successor Corporation with such changes in phrasing and form as may be appropriate (but which shall not affect the rights or duties of the Trustee), but otherwise identical to the Notes surrendered for such exchange and of like principal amount; and the Trustee, upon Company Order of the Successor Corporation, shall authenticate and deliver Notes as specified in such order for the purpose of such exchange. If Notes shall at any time be authenticated and delivered in any new name of a Successor Corporation pursuant to this Section
2.2 in exchange or substitution for or upon registration of transfer of any Notes, such Successor Corporation, at the option of the Holders of Notes but without expense to them, shall provide for the exchange of all Notes at the time Outstanding for Notes authenticated and delivered in such new name.

         Section 2.3 Registrar and Paying Agent; Calculation Agent.

                 (a) The Company shall cause to be maintained an office or agency in the Borough of Manhattan, City of New York, where Global Registered Notes and Certificated Notes may be presented for registration of transfer or for exchange (a "Registrar"), for the service of notices and demands to or upon the Company in respect of the Notes and this Indenture, and where Notes may be presented for payment (a "Paying Agent"). The Registrar shall keep a register of the Global Registered Notes and Certificated Notes and of their transfer and exchange (the "Note Register") and shall maintain such Note Register outside the United Kingdom. The Company may have one or more co-Registrars and one or more additional Paying Agents. The term "Paying Agent" includes any additional Paying Agent. The Company shall inform the Trustee in writing of any appointment or payment with respect to the Notes made to any Paying Agent or co-Registrar.

                 (b) The Company shall enter into an appropriate agency agreement with any Registrar, Paying Agent or co-Registrar not a party to this Indenture. The agreement shall implement the provisions of this Indenture that relate to such agent. The Company shall notify the Trustee in writing of the name and address of each such agent. If the Company fails to maintain a Registrar or Paying Agent, the Trustee shall act as such and shall be entitled to appropriate compensation therefor pursuant to Section 7.7. The Company may act as Paying Agent, Registrar, co-Registrar or transfer agent.

                 (c) The Company initially appoints the Trustee at its Corporate Trust Office as Registrar, Paying Agent, Calculation Agent and agent for service of demands and notices in connection with the Notes and this Indenture, and shall also appoint ING Luxembourg in Luxembourg as an additional Paying Agent with respect to any Certificated Notes, until such time as another Person is appointed as such. For so long as any Notes are listed on the Luxembourg Stock Exchange and the rules of the Luxembourg Stock Exchange so require, the Company shall maintain a Paying Agent in Luxembourg with respect to any Certificated Notes if any, where such Certificated Notes.

                 (d) The Company initially appoints the Trustee as Calculation Agent. For so long as any Notes are Outstanding, the Company shall maintain a Calculation Agent.

                 (e) The Company undertakes that, as an agreement has been reached by the ECOFIN Council in a meeting of June 3 to adopt the Directive (as defined in Section 3.7(d)), it will ensure that it maintains a paying agent in an EU Member State that will not be obliged to withhold or deduct tax pursuant to the Directive.

         Section 2.4 Paying Agent to Hold Money in Trust. The Company shall require each Paying Agent (other than the Trustee) to agree in writing that such Paying Agent shall hold in trust for the benefit of the Holders or the Trustee all money held by such Paying Agent for the payment of principal of or interest on the Notes and shall notify the Trustee in writing of any Default by the Company in making any such payment. If the Company or an Affiliate of the Company acts as Paying Agent, it shall segregate the money held by it as Paying Agent and hold it as a separate trust account. The Company at any time may require a Paying Agent (other than the Trustee) to pay all money held by it to the Trustee and to account for any funds disbursed by such Paying Agent. Upon complying with this Section 2.4, the Paying Agent (if other than the Company) shall have no further liability for the money delivered to the Trustee. Upon any proceeding under any Bankruptcy Law with respect to the Company or any Affiliate of the Company, if the Company or such Affiliate is then acting as Paying Agent, the Trustee shall replace the Company or such Affiliate as Paying Agent.

         Section 2.5 Holder Lists. The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Holders of Notes. If the

Trustee is not the Registrar, or to the extent otherwise required under the TIA, the Company shall furnish to the Trustee, in writing at least seven Business Days before each Interest Payment Date and at such other times as the Trustee may request in writing, a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Holders of Notes.

         Every Holder of Notes, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of any of them shall be held accountable by reason of any disclosure of information as to names and addresses of Holders made pursuant to the Trust Indenture Act.

         Section 2.6 Global Note Provisions.

                 (a) Each Global Registered Note initially shall (i) be registered in the name of DTC or the nominee of DTC and (ii) bear the appropriate legend, as set forth in Section 2.7 and Exhibit A. The Notes may be represented by one or more Global Registered Notes. The aggregate principal amount of each Global Registered Note may from time to time be increased or decreased by adjustments made on the records of the Paying Agent, as provided in this Indenture.

                 (b) Members of, or participants in, DTC ("Agent Members") shall have no rights under this Indenture with respect to any Global Registered Note held on their behalf by DTC and DTC may be treated by the Company, the Trustee, the Paying Agent and the Registrar and any of their agents as the absolute owner of such Global Registered Note for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee, the Paying Agent or the Registrar or any of their agents from giving effect to any written certification, proxy or other authorization furnished by DTC or impair, as between DTC and its Agent Members, the operation of customary practices of DTC governing the exercise of the rights of an owner of a beneficial interest in any Global Registered Note. The Holder of a Global Registered Note may grant proxies and otherwise authorize any Person, including Agent Members and Persons that may hold interests through Agent Members, to take any action that a Holder is entitled to take under this Indenture or the Notes.

                 (c) Except as provided below, owners of beneficial interests in Global Registered Notes will not be entitled to receive Certificated Notes. Certificated Notes shall be issued to all owners of beneficial interests in a Global Registered Note in exchange for such interests if:

                 (i) DTC, as depositary for the Global Registered Notes, has discontinued providing its services as a securities depositary and the Company fails to appoint a successor within 90 days of notice of the foregoing or if DTC or any successor depositary ceases to he a clearing agency registered under the Exchange Act, at a time when DTC or such successor depositary is required to be so registered in order to act as depositary and a successor securities clearing system with respect to such Global Registered Note is not appointed by the Company within 90 days of such notice, or

                 (ii) an Event of Default has occurred and is continuing and the Registrar has received a written request from the Holder of the Global Registered Note.

In connection with the exchange of an entire Global Registered Note for Certificated Notes pursuant to this paragraph (c), such Global Registered Note shall be deemed to be surrendered to the Trustee for cancellation, and the Company shall execute, and upon Company Order the Trustee shall authenticate and deliver, to each beneficial owner identified by the Depositary for such Global Registered Note in exchange for its beneficial interest in such Global Registered Note, an equal aggregate principal amount of Certificated Notes of authorized denominations.

                 (d) In connection with the exchange of a portion of a Certificated Note for a beneficial interest in a Global Registered Note, the Trustee shall cancel such Certificated Note, and the Company shall execute, and upon Company Order the Trustee shall authenticate and deliver to the exchanging Holder, a new Certificated Note representing the principal amount not so exchanged.

         Section 2.7 Legends.

         Each Global Registered Note shall bear the applicable legend or legends specified therefor in Exhibit A on the face thereof (the "Private Placement Legend").

         Section 2.8 Transfer and Exchange.

                 (a) The following provisions shall apply with respect to any proposed transfer of an interest in a Rule 144A Global Note that is a Restricted
Note:

         If (1) the owner of a beneficial interest in a Rule 144A Global Note wishes to transfer such interest (or portion thereof) to a Non-U.S. Person pursuant to Regulation S and (2) such Non-U.S. Person wishes to hold its interest in the Notes through a beneficial interest in the Regulation S Global Note, (x) upon receipt by the Registrar of:

                           (A) written instructions from the Holder of the Rule
                  144A Global Note directing the Registrar to credit or cause to be credited a beneficial interest in the Regulation S Global Note equal to the principal amount of the beneficial interest in the Rule 144A Global Note to be transferred, and

                           (B) a certificate in the form of Exhibit C from the
                  transferor,

         and (y) subject to the rules and procedures of DTC with respect to the Rule 144A and the Regulation S Global Note, the Registrar shall increase the Regulation S Global Note and decrease the Rule 144A Global Note by such amount in accordance with the foregoing.

                 (b) If the owner of an interest in a Regulation S Global Note wishes to transfer such interest (or any portion thereof) to a QIB pursuant to Rule 144A prior to the expiration of the Distribution Compliance Period therefor, (x) upon receipt by the Registrar of:

                           (A) written instructions from the Holder of the
                  Regulation S Global Note directing the Registrar to credit or cause to be credited a beneficial interest in the Rule 144A Global Note equal to the principal amount of the beneficial interest in the Regulation S Global Note to be transferred, and

                           (B) a certificate in the form of Exhibit B duly
                  executed by the transferor,

         and (y) in accordance with the rules and procedures of DTC with respect to the Rule 144A and the Regulation S Global Note, the Registrar shall increase the Rule 144A Global Note and decrease the Regulation S Global Note by such amount in accordance with the foregoing.

                 (c) Certificated Notes, if issued, may be exchanged or transferred in whole or in part in the principal amount of authorized denominations by surrendering such Certificated Notes at the Corporate Trust Office or the office of a Paying Agent with a written instrument of transfer as set forth in Exhibit A duly executed by the Holder thereof or its attorney duly authorized in writing. In exchange for any Certificated Note properly presented for exchange or transfer, the Trustee will promptly, upon Company Order, authenticate and deliver or cause to be authenticated and delivered at the Corporate Trust Office of the Trustee, to the Holder entitled to such Certificated Note, or send by mail (at the risk of such Holder) to such address as such Holder may request in writing, a Certificated Note or Notes. The costs and expenses of effecting any exchange or transfer pursuant to this paragraph will be borne by the Company, except that the expense of delivery by other than regular mail (if any) and the payment of a sum sufficient to cover any tax or other government charges or insurance that may be imposed in relation thereto, will be borne solely by the Holder requesting such transfer or exchange. Any transfer or exchange by a Holder of a Certificated Note must occur in accordance with applicable law.

                  (d) Any transfer of Restricted Notes not described above (other than a transfer of a beneficial interest in a Global Registered Note that does not involve an exchange of such interest for a Certificated Note or a beneficial interest in another Global Registered Note, which must be effected in accordance with applicable law and the rules and procedures of DTC with respect to a Restricted Note, but is not subject to any procedure required by this Indenture), shall be made only upon receipt by the Registrar of such Opinions of Counsel, certificates and/or other information reasonably required to ensure compliance with the Securities Act or in accordance with paragraph (e) of this
Section 2.8.

                  (e) Upon the transfer, exchange or replacement of Notes (or beneficial interests in a Global Registered Note) not bearing a Private Placement Legend, the Registrar shall exchange such Notes (or beneficial interests) for beneficial interests in a Global Registered Note (or Certificated Notes if they have been issued pursuant to Section 2.6(d)) that does not bear a Private Placement Legend. Upon the transfer, exchange or replacement of Notes (or beneficial interests in a Global Registered Note) bearing a Private Placement Legend, the Registrar shall deliver only Notes (or beneficial interests in a Global Registered Note) that bear a Private Placement Legend unless:

                  (i) such Notes (or beneficial interests) are transferred pursuant to Rule 144 upon delivery to the Registrar of a certificate of the transferor in the form of Exhibit D and an Opinion of Counsel;

                  (ii) such Notes (or beneficial interests) are transferred, replaced or exchanged after the Resale Restriction Termination Date therefor; or

                  (iii) in connection with such transfer, exchange or replacement the Registrar shall have received an Opinion of Counsel and other evidence reasonably requested by it to the effect that neither such Private Placement Legend nor the related restrictions on transfer are required in order to maintain compliance with the provisions of the Securities Act.

The Private Placement Legend on any Note shall be removed at the written request of the Holder on or after the Resale Restriction Termination Date thereof. The Holder of a Global Registered Note may exchange an interest therein for an equivalent interest in a Global Registered Note not bearing a Private Placement Legend (other than a Regulation S Global Note) upon transfer of such interest pursuant to any of clauses (i) through (iii) of this paragraph (e).

                  (f) The Registrar shall retain copies of all letters, notices and other written communications received pursuant to this Article II. The Company shall have the right to inspect and make copies of all such letters, notices or other written communications during the Registrar's normal business hours upon the giving of reasonable written notice to the Registrar.

                  (g) (i) Subject to the other provisions of this Section 2.8, when Notes are presented to the Registrar or a co-Registrar with a request to register the transfer of such Notes or to exchange such Notes for an equal principal amount of Notes of other authorized denominations, the Registrar or co-Registrar shall register the transfer or make the exchange as requested if its requirements for such transaction are met; provided that any Notes presented or surrendered for registration of transfer or exchange shall be duly endorsed or accompanied by a written instrument in the form of Exhibit B, C or D, as applicable, to the Registrar or co-Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing. To permit registrations of transfers and exchanges and subject to the other terms and conditions of this Article II, the Company will execute and upon Company Order the Trustee will authenticate Certificated Notes and Global Registered Notes.

                      (ii) No service charge shall be made to a Holder for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any transfer tax, assessments, or similar governmental charge payable in connection therewith (other than any such transfer taxes, assessments or similar governmental charges payable upon exchange or transfer pursuant to Article IV or Section 5.1 or Section 9.5).

                      (iii) The Registrar or co-Registrar shall not be required to register the transfer of or exchange of any Note for a period beginning: (1) 15 days before the mailing of a notice of an offer to repurchase or redeem Notes and ending at the close of business on the day of such mailing or (2) 15 days before an Interest Payment Date and ending on such Interest Payment Date.

                      (iv) Prior to the due presentation for registration of transfer of any Note, the Company, the Trustee, the Paying Agent, the Registrar or any co-Registrar and any agent of any of them may deem and treat the Person in whose name a Note is registered as the absolute owner of such Note for the purpose of receiving payment of principal of and interest on such Note and for all other purposes whatsoever, whether or not such Note is overdue, and none of the Company, the Trustee, the Paying Agent, the Registrar or any co-Registrar and any agent of any of them shall be affected by notice to the contrary.

                      (v) All Notes issued upon any transfer or exchange pursuant to the terms of this Indenture shall evidence the same debt and shall be entitled to the same benefits under this Indenture as the Notes surrendered upon such transfer or exchange.

                 (h) The Trustee shall have no responsibility or obligation to and shall not incur any liability with respect to any beneficial owner of an interest in a Global Registered Note, a member of, or a participant in, DTC or any other Person with respect to the accuracy of the records of DTC or its nominee or of any participant or member thereof, with respect to any ownership interest in the Notes or with respect to the delivery to any participant, member, beneficial owner or other Person (other than DTC) of any notice (including any notice of redemption) or the payment of any amount or delivery of any Notes (or other security or property) under or with respect to such Notes. All notices and communications to be given to the Holders and all payments to be made to Holders in respect of the Notes shall be given or made only to or upon the order of the registered Holders (which shall be DTC or its nominee in the case of a Global Registered Note). The Trustee may rely and shall be fully authorized and protected in relying upon information furnished by DTC with respect to its members, participants and any beneficial owners.

                 (i) The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Note (including any transfers between or among DTC participants, members or beneficial owners in any Global Registered Note) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

        Section 2.9 Mutilated, Destroyed, Lost or Stolen Notes.

                 (a) If a mutilated Note is surrendered to the Paying Agent in New York City or if the Holder of a Note claims that the Note has been lost, destroyed or wrongfully taken, the Company shall execute and upon Company Order the Trustee shall authenticate a replacement Note if such Holder shall furnish an affidavit of loss and indemnity bond sufficient in the judgment of the Company and the Trustee to protect the Company, the Trustee, the Paying Agent, the Registrar and any co-Registrar from any loss that any of them may suffer if a Note is replaced, and, in the absence of notice to the Company or the Trustee that such Note has been acquired by a bona fide purchaser, the Company shall execute and upon Company Order the Trustee shall authenticate and make available for delivery, in exchange for any such mutilated Note or in lieu of any such destroyed, lost or stolen Note, a new Note of like tenor and principal amount, bearing a number not contemporaneously Outstanding.

                 (b) Upon the issuance of any new Note under this Section 2.9, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the reasonable fees and expenses of the Trustee, its agents and counsel) in connection therewith.

                 (c) Every new Note issued pursuant to this Section 2.9 in exchange for any mutilated Note, or in lieu of any destroyed, lost or stolen Note, shall constitute an original additional contractual obligation of the Company and any other obligor upon the Notes, whether or not the mutilated, destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

         Section 2.10 Cancellation. The Company at any time may deliver Notes to the Trustee for cancellation. The Registrar and the Paying Agent shall forward to the Trustee any Notes surrendered to them for registration of transfer, exchange or payment. The Trustee and no one else shall cancel and dispose of cancelled Notes in accordance with its policy of disposal. The Company may not issue new Notes to replace Notes it has paid or delivered to the Trustee for cancellation for any reason other than in connection with a transfer or exchange upon Company Order.

         Section 2.11 Add On Notes.

                 (a) The Company may, from time to time, subject to compliance with any other applicable provisions of this Indenture, without the consent of the Holders, create and issue pursuant to this Indenture additional notes ("Add On Notes") having terms and conditions identical to those of the Outstanding Notes, except that Add On Notes:

                 (i) may have a different issue date from other Outstanding
         Notes;

                 (ii) may have a different amount of interest payable on the first Interest Payment Date after issuance than is payable on other Outstanding Notes; and

                 (iii) may have terms specified in the Add On Note Board Resolution or Add On Note Supplemental Indenture for such Add On Notes making appropriate adjustments to this Article II and Exhibit A (and related definitions) applicable to such Add On Notes in order to conform to and ensure compliance with the Securities Act (or other applicable securities laws) which are not adverse in any material respect to the Holder of any Outstanding Notes (other than such Add On Notes) and which shall not affect the rights or duties of the Trustee.

                 (b) In authenticating any Add On Notes, and accepting the additional responsibilities under this Indenture in relation to such Add On Notes, the Trustee shall be entitled to receive, and shall be fully protected in relying upon:

                 (i) Company Order;

                 (ii) the Add On Note Board Resolutions or Add On Note Supplemental Indenture relating thereto;

                 (iii) an Officers' Certificate complying with Section 10.4;
         and

                 (iv) an Opinion of Counsel complying with Section 10.4 stating,

                           (A) that the forms of such Notes have been
                  established by or pursuant to Add On Note Board Resolutions or by an Add On Note Supplemental Indenture, as permitted by this
                  Section 2.11 and in conformity with the provisions of this Indenture;

                           (B) the terms of such Notes have been established by
                  or pursuant to Add On Note Board Resolutions or by an Add On Note Supplemental Indenture, as permitted by this Section 2.11 and in conformity with the provisions of this Indenture;

                           (C) that such Notes, when authenticated and delivered
                  by the Trustee and issued by the Company in the manner and subject to any customary conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company entitled to the benefits provided in the Indenture, enforceable in accordance with their respective terms, except to the extent that the enforcement of such obligations may be subject to bankruptcy laws or insolvency laws or other similar laws, general principles of equity and such other qualifications as such counsel shall conclude are customary or do not materially affect the rights of the Holders of such Notes;

                           (D) that all laws and requirements in respect of the
                  execution and delivery of the Notes have been complied with;
                  and

                           (E) such other matters as the Trustee may reasonably
                  request.

                  (c) If such forms or terms have been so established by or pursuant to Add On Note Board Resolutions or an Add On Note Supplemental Indenture, the Trustee shall have the right to decline to authenticate and deliver any Notes:

                  (i) if the Trustee, being advised by counsel, determines that such action may not lawfully be taken;

                  (ii) if the Trustee by its committee of Trust Officers in good faith determines that such action would expose the Trustee to personal liability to Holders of any Outstanding Notes; or

                  (iii) if the issue of such Add On Notes pursuant to this Indenture will affect the Trustee's own rights, duties and immunities under the Notes and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

        Notwithstanding anything in this Section 2.11, the Company may not issue Add On Notes if an Event of Default shall have occurred and be continuing.

        Section 2.12 Defaulted Interest

        If the Company defaults in a payment of interest on the Notes, it shall pay the defaulted amounts to the persons who are Holders on a subsequent Special Record Date. The Company shall fix the Special Record Date and payment date in a manner satisfactory to the Trustee and provide the Trustee at least 20 days notice of the proposed date. At least 15 days before the Special Record Date, the Company shall mail or cause to be mailed to Holder at its address as it appears on the Notes Register maintained by the Registrar a notice that states the Special Record Date, the payment date (which shall be not less than five nor more than ten days after the Special Record Date), and the amount to be paid. In lieu of the foregoing procedures, the Company may pay defaulted interest in any other lawful manner satisfactory to the Trustee.

         Section 2.13 CUSIP Numbers

         The Company in issuing the Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee of any change in the "CUSIP" numbers.

                                   ARTICLE III

                                    COVENANTS


         Section 3.1 Payment of Notes.

                 (a) The Company shall pay the principal of and interest on the Notes in U.S. dollars on the dates and in the manner provided in the Notes and in this Indenture. On or prior to 10:00 a.m. local time on each Interest Payment Date and the Maturity Date, the Company shall deposit or have deposited with the Paying Agent in the Place of Payment with respect to such Notes immediately available U.S. dollar funds sufficient to make cash payments due on such Interest Payment Date or Maturity Date, as the case may be. If the Company or an Affiliate of the Company is acting as Paying Agent, the Company or such Affiliate shall, prior to 10:00 a.m. local time in the Place of Payment with respect to the Notes on each Interest Payment Date and the Maturity Date, segregate and hold in trust U.S. dollar funds sufficient to make cash payments due on such Interest Payment Date or Maturity Date, as the case may be, with respect to the Notes. Principal and interest shall be considered paid on the date due if on such date the Trustee or the Paying Agent (other than the Company or an Affiliate of the Company) holds in accordance with this Indenture U.S. dollar funds designated for and sufficient to pay all principal and interest then due and the Trustee or the Paying Agent, as the case may be, is not prohibited from paying such money to the Holders of Notes on that date pursuant to the terms of this Indenture.

                 (b) Each Paying Agent shall notify the Trustee promptly in writing when it has received from the Company payment of the principal and/or interest on the Notes with respect to each Interest Payment Date and/or Maturity Date.

                 (c) Notwithstanding anything to the contrary contained in this Indenture, the Company may, to the extent it is required to do so by law, deduct or withhold income or other similar taxes imposed by the United States of America from principal or interest payments hereunder.

         Section 3.2 Maintenance of Office or Agency.

                 (a) The Company shall maintain each office or agency required under Section 2.3. The Company will give prompt written notice to the Trustee of any change in the location of any such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

                 (b) The Company may also from time to time designate one or more other offices or agencies (in or outside of The City of New York or Luxembourg) where the Notes may be presented or surrendered for any or all such purposes and may from time to time rescind any such designation; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in The City of New York and Luxembourg for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and any change in the location of any such other office or agency.

         Section 3.3 Corporate Existence. Subject to Article IV, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence.

         Section 3.4 Payment of Taxes and Other Claims. The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (i) all taxes, assessments and governmental charges levied or imposed upon the Company or any Principal Subsidiary or for which it or any of them are otherwise liable, or upon the income, profits or property of the Company or any Principal Subsidiary and (ii) all lawful claims for labor, materials and supplies, which, if unpaid, might by law become a liability or security interest upon the property of the Company or any Principal Subsidiary; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings and for which appropriate reserves, if necessary (in the good faith judgment of management of the Company), are being maintained in accordance with GAAP or where the failure to effect such payment will not be disadvantageous to the Holders.

         Section 3.5 Further Instruments and Acts. The Company will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

         Section 3.6 Waiver of Stay, Extension or Usury Laws. The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury law or other law that would prohibit or forgive the Company from paying all or any portion of the principal of or interest on the Notes as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Indenture. The Company hereby expressly waives (to the extent that it may lawfully do so) all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

         Section 3.7 Payment of Additional Amounts. The Company shall make all payments of principal and interest in respect of the Notes without withholding or deduction for, or on account of, any present or future taxes, duties, assessments or governmental charges of whatever nature imposed, levied, collected, withheld or assessed by the United Kingdom or any political subdivision or any authority thereof or therein having power to tax ("Taxes") with respect to payments of interest and principal on the Notes, unless such withholding or deduction is required by law; provided, however, that if the law of the United Kingdom should require that any payments in respect of the Notes be subject to withholding or deduction with respect to any Taxes imposed or levied by, or on behalf of, such jurisdiction or any authority therein or thereof having power to tax, the Company shall, to the fullest extent then permitted by law, pay such additional amounts as may be necessary in order that the net amounts received by a Holder of Notes who is not resident in the United Kingdom for tax purposes after such withholding or deduction shall equal the respective amounts of principal and interest, if any, that would otherwise have been receivable in respect of the Notes in the absence of such withholding or deduction (the "Additional Amounts"); except that no such Additional Amounts shall be payable with respect to any Note presented for payment:

                 (a) by or on behalf of a Holder of a Note (including a beneficial owner) who is liable for such Taxes in respect of such Note by reason of such Holder having some connection with the United Kingdom other than the mere holding of such Note;

                 (b) where such withholding or deduction could have been avoided by the Holder making a declaration of non-residence or other similar claim for exemption to any authority of or in the United Kingdom;

                 (c) where (in the case of a payment of principal or interest on final redemption) the relevant Note is surrendered for payment more than 30 days after the Relevant Date except to the extent that the relevant Holder would have been entitled to such Additional Amounts if such Holder had surrendered the relevant Note on the last day of such period of 30 days;

                 (d) where such withholding or deduction is imposed on a payment to an individual and is required to be made pursuant to any European Union Directive on the taxation of savings implementing the conclusions of the ECOFIN Council meeting of June 3, 2003 (the "Directive"), or any law implementing or complying with, or introduced in order to conform to, the Directive; or

                 (e) where the relevant Note is surrendered for payment by or on behalf of a Holder who would have been able to avoid such withholding or deduction by presenting the relevant Note to another Paying Agent in a member state of the European Union.

         If the Directive is promulgated, the Company undertakes to maintain a Paying Agent in a European Union member state that will not be obliged to withhold or deduct Taxes pursuant to the Directive if such a member state exists.

         If the Company, or its successor, becomes subject at any time to any taxing jurisdiction other than the United Kingdom, references in this Section to the United Kingdom with respect to Additional Amounts shall be construed as references to the United Kingdom and/or such other successor jurisdiction.

         Section 3.8 Limitation on Liens.

         So long as any Notes remain outstanding, the Company will not, and will not permit any Principal Subsidiary to, create, assume or permit to arise or to exist any mortgage, pledge, charge, lien, security interest or other encumbrance (other than a lien or other encumbrance arising by operation of law) (a "Lien") upon the whole or any part of its present or future property, assets or revenues to secure (i) payment of any Relevant Indebtedness or (ii) payment under any guarantee or indemnity granted by the Company or any Principal Subsidiary in respect of any Relevant Indebtedness, without in any such case at the same time affording to the Notes the same security as the Lien created or subsisting to secure any such Relevant Indebtedness, guarantee or indemnity or such other security as the Company, by an Officers' Certificate, shall confirm to the Trustee is not materially less beneficial to the Holders of the Notes or as shall be approved by Holders of a majority in aggregate principal amount of the Outstanding Notes; provided, however, that a Lien existing to secure Relevant Indebtedness of, or in respect of the payment of which there is granted a guarantee or an indemnity by, a Principal Subsidiary and which Lien existed prior to the time of such Principal Subsidiary becoming a Subsidiary (other than a Lien created or assumed in contemplation of such company becoming a Subsidiary), shall be permitted and neither the Company nor such Principal Subsidiary shall be required to extend the security of such Lien to the Holders of the Notes.

         Section 3.9 Reports to Holders.

         At any time when the Company is not subject to Section 13 or Section 15(d) of the Exchange Act (or is not current in its reporting obligations thereunder nor exempt from reporting pursuant to Rule 12g3-2(b) thereunder), the Company will make available, upon request, to any Holder and any prospective purchaser of Notes the information required pursuant to Rule 144A(d)(4) under the Securities Act.

                                   ARTICLE IV

                              SUCCESSOR CORPORATION

         Section 4.1 Consolidation, Merger and Sale of Assets. The Company may consolidate or merge with or into any other entity and may convey, transfer or lease its property as an entirety or substantially as an entirety to any entity, provided that:

                 (a) the entity (if other than the Company) formed by or resulting from any such consolidation or merger or which shall have received such property (the "Successor Company") shall expressly assume by a supplemental agreement the obligations of the Company under the Notes and this Indenture;

                 (b) such agreement shall be in form reasonably satisfactory to the Trustee, shall be duly executed by the Successor Company and, when so executed, shall constitute a valid and legally binding agreement of such Successor Company, and shall be delivered to the Trustee;

                 (c) subject to exceptions (a) through (e) in Section 3.7 herein, such Successor Company shall agree that all payments made by it under the Notes in respect of principal of, or premium, if any, or interest on, any Note will be made without withholding or deduction for, or on account of, any present or future taxes, duties, assessments or governmental charges of whatever nature imposed, levied, collected, withheld or assessed by or on behalf of a taxing authority of the jurisdiction in which such Successor Company is incorporated, or any political subdivision thereof or authority or agency thereof or therein having power to levy the same, unless such withholding or deduction is required by law or by the official, judicial or administrative interpretation thereof, and if withholding or deduction is so required, such Successor Company will pay to a Holder of a Note such Additional Amounts as may be necessary so that the net amounts paid to such Holder who is not resident for tax purposes in the jurisdiction in which such Successor Company is incorporated, after such deduction or withholding, shall be not less than the amounts specified in such Note to which such Holder is entitled; and

                 (d) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have occurred and be continuing.

         The Company also shall deliver to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent to such consolidation, merger, conveyance, transfer or lease have been satisfied.

                                    ARTICLE V

                          OPTIONAL REDEMPTION OF NOTES

         Section 5.1 Optional Tax Redemption. The Notes may be redeemed on not less than 30 nor more than 60 days' prior written notice to the Trustee and, in accordance with Section 5.4 and in the manner provided in Section 10.2, the Holders of the Notes, at the option of the Company, in whole, but not in part, at any time, if:

                 (a) on the occasion of the next payment of interest due under the Notes, the Company has or will become obliged to pay Additional Amounts as a result of any change in, or amendment to, the laws or regulations of the United Kingdom or any authority in or of the United Kingdom, having power to tax, or any change in the application or official interpretation of these laws or regulations, which change or amendment becomes effective on or after the date upon which the Notes are issued; and

                   (b) the Company cannot avoid this obligation by taking reasonable measures available to it, (an "Optional Tax Redemption"), provided that no notice of Optional Tax Redemption shall be given earlier than 90 days prior to the earliest date on which the Company would be obliged to pay such Additional Amounts were a payment in respect of the Notes then due.

         Notes redeemed pursuant to an Optional Tax Redemption will be redeemed at an amount equal to the principal amount of the Notes being redeemed together with Additional Amounts, if any, plus any accrued and unpaid interest to (but excluding) the Redemption Date.

         Section 5.2 Optional Redemption. The Company may redeem the Notes, as a whole at any time or in part from time to time, at the option of the Company, at a redemption price equal to the greater of:

                 (a) 100% of the principal amount of the Notes being redeemed;
or

                 (b) as determined by the Calculation Agent, the sum of the present values of the remaining scheduled payments of principal and interest on the Notes being redeemed not including any portion of such payment of interest accrued on the Redemption Date, from the Redemption Date to the Maturity Date, discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 20 basis points (an "Optional Redemption") plus any accrued and unpaid interest to (but excluding) the Redemption Date and Additional Amounts, if any.

Notice of any redemption will be mailed at least 30 days but no more than 60 days before the Redemption Date to the Trustee and, in accordance with Section
5.4 and in the manner provided in Section 10.2, to each Holder of Notes to be redeemed.

         Section 5.3 Election to Redeem. The Company shall evidence its election to redeem any Notes pursuant to Section 5.1 or Section 5.2 by a Board Resolution.

         Section 5.4 Notice of Redemption.

                 (a) The Company shall give or cause the Trustee to give written notice of redemption not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Notes to be redeemed at the address appearing in the Notes Register. If the Company itself gives the notice, it shall also deliver a copy to the Trustee.

                 (b) If either (i) the Company is not redeeming all Outstanding Notes, or (ii) the Company elects to have the Trustee give notice of redemption, then the Company shall deliver to the Trustee, at least 45 days prior to the Redemption Date (unless the Trustee is satisfied with a shorter period), an Officers' Certificate requesting that the Trustee select the Notes to be redeemed and/or give notice of redemption and setting forth the information required by paragraph (c) of this Section 5.4. If the Company elects to have the Trustee give notice of redemption, the Trustee shall give the notice in the name of the Company and at the Company's expense.

                 (c) All notices of redemption shall state:

                 (i) whether the Company is redeeming the Notes pursuant to an Optional Tax Redemption or an Optional Redemption;

                 (ii) the Redemption Date,

                 (iii) the redemption price and the amount of any accrued interest payable as provided in Section 5.7,

                  (iv) in the case of an Optional Redemption, whether or not the Company is redeeming all Outstanding Notes,

                  (v) in the case of an Optional Redemption, if the Company is not redeeming all Outstanding Notes, the aggregate principal amount of Notes that the Company is redeeming and the aggregate principal amount of Notes that will remain Outstanding after the partial redemption, as well as the identification of the particular Notes, or portions of the particular Notes, that the Company is redeeming,

                  (vi) in the case of an Optional Redemption, if the Company is redeeming only a portion of the principal amount of a Note or Notes, the notice that relates to such Note or Notes shall state that on and after the Redemption Date, upon surrender of such Note or Notes, the Holder will receive, without charge, a new Note or Notes of authorized denominations for the principal amount of the Note or Notes remaining unredeemed,

                  (vii) that on the Redemption Date the redemption price and any accrued interest payable to the Redemption Date as provided in Section
         5.7 will become due and payable in respect of each Note to be redeemed, and, unless the Company defaults in making the redemption payment, that interest on each Note, to be redeemed, will cease to accrue on and after the Redemption Date,

                  (viii) the place or places where a Holder must surrender the Holder's Notes for payment of the redemption price, and

                  (ix) the CUSIP or ISIN number, if any, listed in the notice or printed on the Notes, and that no representation is made as to the accuracy or correctness of such CUSIP or ISIN number.

         Section 5.5 Selection of Notes to be Redeemed in Part Pursuant to an Optional Redemption.

                 (a) If the Company is not redeeming all Outstanding Notes, the Trustee shall, so long as the Notes are listed on the Luxembourg Stock Exchange, select the Notes to be redeemed in compliance, based on an Opinion of Counsel furnished to the Trustee by the Company prior to the Redemption Date, with the requirements of the Luxembourg Stock Exchange, and in all cases, on a pro rata basis, by lot or in another fair and reasonable manner chosen by the Trustee. The Trustee shall make the selection from the Outstanding Notes not previously called for redemption. The Trustee shall promptly notify the Company in writing of the Notes selected for redemption and, in the case of any Notes selected for partial redemption, the principal amount of the Notes to he redeemed. In the event of a partial redemption by lot, the Trustee shall select the particular Notes to be redeemed not less than 30 nor more than 60 days prior to the relevant Redemption Date from the Outstanding Notes not previously called for redemption. The Company may redeem Notes in those denominations specified for such Notes only in whole. The Trustee may select for redemption portions (equal to the denomination(s) specified for such Notes or any integral multiple thereof) of the principal of Notes that have denominations larger than a denomination specified for such Notes, provided that after such partial redemption the remaining principal amount of any such Note shall be a denomination specified for such Notes or any integral multiple thereof.

                 (b) For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to redemption of Notes shall relate, in the case of any Note redeemed or to be redeemed only in part, to the portion of the principal amount of that Note which has been or is to be redeemed.

         Section 5.6 Deposit of Redemption Price. Prior to 10:00 a.m. local time in the city in which the office of the Trustee or the Paying Agent with respect to the Notes being redeemed is located on the relevant Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent

(or, if the Company is acting as Paying Agent, segregate and hold in trust as provided in Section 2.4) an amount of money in immediately available funds sufficient to pay the redemption price of, and accrued interest on, all the Notes that the Company is redeeming on that date.

         Section 5.7 Notes Payable on Redemption Date. If the Company, or the Trustee on behalf of the Company, gives notice of redemption in accordance with this Article V, the Notes, or the portions of Notes (in the case of an Optional Redemption), called for redemption, shall, on the Redemption Date, become due and payable at the redemption price specified in the notice (together with accrued interest, if any, to (but excluding) the Redemption Date), and from and after the Redemption Date (unless the Company shall default in the payment of the redemption price and accrued interest) the Notes or the portions of the Notes shall cease to bear interest. Upon surrender of any Note for redemption in accordance with the notice, the Company shall pay the Notes at the redemption price, together with accrued, but unpaid, interest, if any, to (but excluding) the Redemption Date and any Additional Amounts, if any, (subject to the rights of Holders of record in the case of a Global Registered Note on the relevant Record Date to receive interest due on the relevant Interest Payment Date). If the Company shall fail to pay any Note called for redemption upon its surrender for redemption, the principal shall, until paid, bear interest from the Redemption Date at the rate borne by the Notes.

         Section 5.8 Unredeemed Portions of Partially Redeemed Note. In the case of an Optional Redemption, upon surrender of a Note that is to be redeemed in part, the Company shall execute, and upon Company Order the Trustee shall authenticate and make available for delivery to the Holder of the Note at the expense of the Company, a new Note or Notes, of any authorized denomination as requested by the Holder, in an aggregate principal amount equal to, and in exchange for, the unredeemed portion of the principal of the Note surrendered, provided that each new Note will be in a principal amount of $1,000 and integral multiples of $1,000 in excess thereof.

                                   ARTICLE VI
                             DEFAULTS AND REMEDIES

         Section 6.1 Events of Default.

                 (a) An "Event of Default" occurs if one or more of the following events shall occur:

                 (i) if the Company defaults in the payment of any interest on any of the Notes when due and payable, and such default continues for a period of 30 days;

                 (ii) if the Company defaults in the payment of the principal of any Note when due and payable, and such default continues for a period of two Business Days;

                 (iii) if the Company defaults in the performance of, or breaches, any covenant or warranty contained in this Indenture or the Notes, and such default or breach continues for a period of 30 days after written notice of such default or breach shall have been given to the Company by the Trustee or the Holders of at least 25% in aggregate principal amount of the Notes then Outstanding;

                 (iv) if any event of default as defined in any mortgage, indenture or instrument under which there may be issued, or by which there may be secured or evidenced, any indebtedness of the Company or indebtedness of any Principal Subsidiary for money borrowed, whether such indebtedness now exists or shall hereafter be created, shall occur and shall result in such indebtedness in principal amount in excess of $30,000,000 (or the equivalent thereof in other currencies) becoming or being declared due and payable prior to the date on which it would otherwise become due and payable, and such acceleration shall not be rescinded or annulled, or such indebtedness shall not have been discharged, within a period of 30 days after written notice thereof shall have been given to the Company by the Trustee or the Holders of at least 25% in aggregate principal amount of the Notes then Outstanding; or

                (v) if proceedings are initiated against the Company or any Principal Subsidiary under any applicable liquidation, insolvency, re-organization or any other similar laws, or an application is made for the appointment of an administrative or other receiver, manager or administrator, or any such or other similar official is appointed, in relation to the Company or any Principal Subsidiary, as the case may be, in relation to the whole or a part of the undertakings or assets of the Company or any Principal Subsidiary, or an encumbrancer takes possession of the whole or a part of the applicable company's undertakings or assets, or a distress, execution, attachment, sequestration or other process is levied, enforced upon, sued out or put in force against the whole or a part of its undertakings or assets; and in any case (other than the appointment of an administrator) are not discharged within 28 days; provided that this paragraph (v) shall not apply to any proceedings against the Company or a Principal Subsidiary brought by a third party other than an administrative or judicial authority where the Company can demonstrate that any such proceedings are being contested by the Company or the Principal Subsidiary in good faith, diligently and by appropriate proceedings in a competent court.

Any of the foregoing will constitute an Event of Default whatever the reason for any such Event of Default and whether it is voluntary or involuntary or is effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body.

                 (b) The Company shall deliver to the Trustee within five days after the occurrence of any Default or Event of Default written notice in the form of an Officers' Certificate of any Default or Event of Default, their status and what action the Company proposes to take in respect thereof.

        Section 6.2 Acceleration. If an Event of Default occurs and is continuing (other than one relating to the matters referred to in Section 6.1(v), in which case, the principal of all Outstanding Notes shall become due and payable immediately), then the Trustee or Holders of at least 25% in aggregate principal amount of Outstanding Notes may declare the principal amount of all of the Outstanding Notes to be due and payable immediately, together with accrued and unpaid interest, Additional Amounts, if any, accrued to the date of repayment by a notice in writing to the Company (and to the Trustee if given by the Holders), and upon any such declaration, such principal amount and accrued and unpaid interest shall become immediately due and payable_

        At any time after such a declaration of acceleration with respect to the Notes subject to such declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee or the Holders as hereinafter in this Article provided, the Holders of a majority in aggregate principal amount of the Outstanding Notes, by written notice to the Company and the Trustee, may rescind and annul such declaration of acceleration and its consequences if:

                 (a) the Company has paid or deposited with the Trustee a sum sufficient to pay:

                  (i) all overdue interest on all Notes subject to such declaration of acceleration,

                (ii) the principal of any Notes subject to such declaration of acceleration which become due otherwise than by such declaration of acceleration and any interest thereon at the rate or rates prescribed therefor in such Notes,

                  (iii) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate or rates therefor in such Notes, and

                  (iv) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursement and advances of the Trustee, its agents and counsel, and any other amounts due to the Trustee under Section 7.7; and

                  (b) all Events of Default with respect to Notes subject to such declaration of acceleration, other than the non-payment of the principal of Notes subject to such declaration of acceleration which has become due solely by such declaration of acceleration, have been cured or waived as provided in
Section 6.4.

        Section 6.3 Other Remedies.

                 (a) If all Event of Default occurs and is continuing, the Trustee may pursue any available remedy to collect the payment of principal of and interest on the Notes or to enforce the performance of any provision of the Notes or this Indenture.

                 (b) The Trustee may maintain a proceeding even if it does not possess any of the Notes or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Holder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. No remedy is exclusive of any other remedy. All available remedies are cumulative to the extent permitted by law.

        Section 6.4 Waiver of Past Defaults. The Holders of not less than a Qualified Majority in aggregate principal amount of the Outstanding Notes may on behalf of the Holders of all the Notes waive any Event of Default hereunder with respect to such Notes and its consequences, except (i) a default in the payment of the principal of, or premium, if any, or interest on, the Notes, or (ii) a Default in respect of a covenant or agreement that cannot be modified or amended without the consent of the Holder of each such Note affected thereby. Upon any such waiver, such Default shall cease to exist and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Event of Default or impair any right consequent thereon.

        Section 6.5 Control by Majority. The Holders of a majority in principal amount of the Outstanding Notes may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or of exercising any trust or power conferred on the Trustee. Subject to Sections 7.1 and 7.2, however, the Trustee may refuse to follow any direction that (i) conflicts with law or this Indenture, (ii) exposes the Trustee to personal liability for which the Trustee would not be indemnified pursuant to Section 7.7 hereof or (iii) is unduly prejudicial to Holders not joined therein; provided, further, that the Trustee may take any other action deemed proper by the Trustee that is not inconsistent with such direction.

        Section 6.6 Limitation on Suits.

        No Holder of any Notes will have any right to institute any proceeding with respect to this Indenture for any remedy hereunder, unless:

                 (a) such Holder has previously given to the Trustee written notice of a continuing Event of Default;

                 (b) Holders of at least 25% in principal amount of the then Outstanding Notes shall have made a written request to the Trustee to pursue the remedy in its own name as trustee hereunder;

                 (c) such Holders of the Notes have provided to the Trustee reasonable indemnity satisfactory to it against the costs, expenses and liabilities to be incurred in compliance with such request;

                 (d) the Trustee does not comply within 60 days after its receipt of such notice, request and offer of indemnity; and

                 (e) during such 60 day period the Holders of a majority in principal amount of the Outstanding Notes have not given the Trustee a written direction which is inconsistent with the request.

         Otherwise, no Holder of any Note will have any right to institute any proceeding with respect to this Indenture or for any remedy hereunder, except:

                 (f) a Holder of a Note may institute suit for enforcement of payment of the principal of and premium, if any, or interest on such Note on or after the respective due dates expressed in such Note, or

                 (g) for the institution of any proceeding with respect to this Indenture or any remedy thereunder, including, without limitation, acceleration, by the Holders of a majority in principal amount of the Outstanding Notes; provided, that upon institution of any proceeding or exercise of any remedy, such Holder or Holders provide the Trustee with prompt written notice thereof.

         Section 6.7 Rights of Holders to Receive Payment. Notwithstanding ally other provision of this Indenture (including, without limitation, Section 6.6), the right of any Holder to receive payment of principal of or interest on the Notes held by such Holder, on or after the respective due dates, Redemption Dates or repurchase date expressed in this Indenture or the Notes, or tri bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

         Section 6.8 Collection Suit by Trustee. If an Event of Default occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company for the whole amount then due and owing (together with applicable interest on any overdue principal and, to the extent lawful, interest on overdue interest) and the amounts provided for in
Section 7.7.

         Section 6.9 Trustee May File Proofs of Claim, etc.

                 (a) The Trustee may (irrespective of whether the principal of the Notes is then due):

                 (i) file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and the Holders under this Indenture and the Notes allowed in any bankruptcy, insolvency, liquidation or other judicial proceedings relative to the Company or any Subsidiary of the Company or their respective creditors or properties; and

                 (ii) collect and receive any monies or other property payable or deliverable in respect of any such claims and distribute them in accordance with this Indenture.

Any receiver, trustee, liquidator, sequestrator (or other similar official) in any such proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, taxes, disbursements and advances of the Trustee, its agent and counsel, and any other amounts due to the Trustee pursuant to Section 7.7.

                 (b) Nothing in this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

         Section 6.10 Priorities. If the Trustee collects any money or property pursuant to this Article VI, it shall pay out the money or property in the following order:

         FIRST: to the Trustee for amounts due under Section 7.7;

         SECOND: if the Holders proceed against the Company directly without the Trustee in accordance with this Indenture, to the Holders for their collection costs;

         THIRD: to the Holders for amounts due and unpaid on the Notes for principal and interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Notes for principal and interest, respectively; and

         FOURTH: to the Company or to such party as a court of competent jurisdiction shall direct.

The Trustee may, upon notice to the Company, fix a record date and payment date for any payment to Holders pursuant to this Section 6.10.

         Section 6.11 Undertaking for Costs. In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section 6.11 does not apply to a suit by the Trustee, a suit by the Company, a suit by a Holder pursuant to
Section 6.7 or a suit by Holders of more than 10% in principal amount of the Outstanding Notes.


                                  ARTICLE VII

                                    TRUSTEE

         Section 7.1 Duties of Trustee.

                 (a) If a Default or an Event of Default has occurred and is continuing, the Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

                 (b) Except during the continuance of a Default or an Event of
Default:

                 (i) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                 (ii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, in the case of any such certificates or opinions which by any provisions hereof are specifically required to be furnished to the Trustee, the Trustee shall examine such certificates and opinions to determine whether or not they reasonably conform to the requirements of this Indenture (but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein).

                 (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

                 (i) this paragraph (c) does not limit the effect of paragraph
         (b) of this Section 7.1;

                 (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Trust Officer unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

                 (iii) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.2, 6.4 or 6.5.


                 (d) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Company.

                 (e) Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

                 (f) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

                 (g) Whether or not expressly provided herein, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this
Article VII and to the provisions of the TIA.

                 (h) Unless otherwise specifically provided in this Indenture, any demand, request, direction or notice from the Company shall be sufficient if signed by an Officer of the Company.

                 (i) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders unless such Holders shall have offered to the Trustee reasonable security or indemnity satisfactory to it against the costs, expenses (including reasonable attorneys' fees and expenses) and liabilities that might be incurred by it in compliance with such request or direction.

         Section 7.2 Rights of Trustee.  Subject to Section 7.1:


                 (a) The Trustee may conclusively rely and shall be fully protected in acting or refraining from acting on any document (whether in original or facsimile form) reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties. The Trustee need not investigate any fact or matter stated in the document.

                 (b) Whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, it may require an Officers' Certificate or an Opinion of Counsel. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on an Officers' Certificate or Opinion of Counsel.

                 (c) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through its attorneys and agents and shall not be responsible for the misconduct or negligence on the part of any agent or attorney appointed with due care.

                 (d) The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers; provided, however, that the Trustee's conduct does not constitute willful misconduct or negligence (as finally determined by a court of competent jurisdiction).

                 (e) The Trustee may consult with counsel of its selection, and the advice or opinion of counsel with respect to legal matters relating to this Indenture and the Notes shall be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

                 (f) If the Trustee shall determine, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney.

                 (g) The Trustee shall not be deemed to have knowledge of any Default or Event of Default unless a Trust Officer of the Trustee has Actual Knowledge thereof or unless written notice of any event which is in fact such a Default or Event of Default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Notes and this Indenture.

                 (h) The rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and to each agent, custodian and other Person employed to act hereunder.

                 (i) The Trustee may request that the Company deliver an Officers' Certificate setting forth the names of individuals and/or titles of Officers authorized at such time to take specified actions pursuant to this Indenture, which Officers' Certificate may be signed by any Person authorized to sign an Officers' Certificate, including any Person specified as so authorized in any such certificate previously delivered and not superseded.

                 (j) Any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Order and any resolution of the Board of Directors of the Company shall be sufficiently evidenced by a Board Resolution.

         Section 7.3 Individual Rights of Trustee. The Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Company or any of its Affiliates with the same rights it would have if it were not Trustee. Any Authenticating Agent, Paying Agent, Registrar or co-Registrar may do the same with like rights. However, the Trustee must comply with Sections 7.10 and 7.11 and the Authenticating Agent must comply with
Section 2.2(d).

         Section 7.4 Trustee's Disclaimer. The Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture or the Notes, it shall not be accountable for the Company's use of the proceeds from the Notes, and it shall not be responsible for any statement of the Company in this Indenture or in any document issued in connection with the sale of the Notes or in the Notes other than the Trustee's certificate of authentication.

         Section 7.5 Notice of Defaults. If a Default or Event of Default occurs and is continuing and if a Trust Officer has Actual Knowledge thereof, the Trustee shall mail to each Holder notice of the Default or Event of Default within 30 days after the Trustee obtains Actual Knowledge thereof. Except in the case of a Default or Event of Default in payment of principal of or interest on any Note (including payments pursuant to the Optional Redemption, Optional Tax Redemption or required repurchase provisions of such Note, if any), the Trustee may withhold the notice if and so long as a committee of its Trust Officers in good faith determines that withholding the notice is in the interests of the Holders.

         Section 7.6 Reports by Trustee to Holders. The Trustee shall comply with TIA Section 313. The Company agrees to notify promptly the Trustee whenever the Notes become listed, quoted and/or traded on or by any stock exchange, competent listing authority and/or quotation system and of any delisting thereof.

         Section 7.7 Compensation and Indemnity.

                 (a) The Company shall pay to the Trustee from time to time reasonable compensation for its acceptance of this Indenture and services hereunder as the Company and the Trustee shall from time to time agree in writing. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company shall reimburse the Trustee upon request for all reasonable out-of-pocket expenses, disbursements and advances incurred or made by it, including, without limitation, costs of collection, costs of preparing and reviewing reports, certificates and other documents, costs of preparation and mailing of notices to Holders. Such expenses shall include the reasonable compensation and expenses, disbursements and advances of the Trustee's agents, counsel, accountants and experts.

                 (b) The Company shall indemnify the Trustee against any and all loss, liability, claim, damage or expense (including reasonable attorneys' fees and expenses) incurred by it without negligence, willful misconduct or bad faith on its part arising out of or in connection with the acceptance and administration of this trust and the performance of its duties hereunder, including the costs and expenses of enforcing this Indenture (including this Section 7.7) and of defending itself against any claims or liabilities (whether asserted by any Holder, the Company or otherwise). The Trustee shall notify the Company promptly of any claim for which it may seek indemnity. Failure by the Trustee to so notify the Company shall not relieve the Company of its obligations hereunder. The Company shall defend the claim and the Trustee may, upon written request to the Company, have separate counsel and the Company shall upon such event pay the fees and expenses of such counsel. The Company need not reimburse any expense or indemnify against any loss, liability or expense incurred by the Trustee through the Trustee's own negligence, willful misconduct or bad faith.

                 (c) To secure the Company's payment obligations in this Section 7.7, the Trustee shall have a lien prior to the Notes on all money or property held or collected by the Trustee other than money or property held in trust to pay principal of and interest on particular Notes. The Trustee's right to receive payment of any amounts due under this Section 7.7 shall not be subordinate to any other liability or indebtedness of the Company.

                 (d) The Company's payment obligations pursuant to this Section
7.7 shall survive the discharge of this Indenture and the resignation or removal of the Trustee. When the Trustee incurs expenses after the occurrence of a Bankruptcy Default, the expenses are intended to constitute expenses of administration under any Bankruptcy Law; provided, however, that this shall not affect the Trustee's rights as set forth in this Section 7.7 or Section 6.10.

        Section 7.8 Replacement of Trustee.

                 (a) The Trustee may resign at any time by notifying the Company. The Holders of a majority in principal amount of the Outstanding Notes may remove the Trustee at any time by so notifying the Trustee in writing and may appoint a successor Trustee reasonably acceptable to the Company. The Company shall remove the Trustee if:

                 (i)    the Trustee fails to comply with Section 7.10;

                  (ii) the Trustee is adjudged bankrupt or insolvent;

                  (iii) a receiver or other public officer takes charge of the Trustee or its property; or

                  (iv) the Trustee otherwise becomes incapable of acting.

                 (b) If the Trustee resigns or is removed by the Company or by the Holders of a majority in principal amount of the Outstanding Notes (and such Holders do not reasonably promptly appoint a successor Trustee), or if a vacancy exists in the office of the Trustee for any reason (the Trustee in such event being referred to herein as the retiring Trustee), the Company shall promptly appoint a successor Trustee.

                 (c) A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Thereupon the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The successor Trustee shall mail a notice of its succession to Holders. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee, subject to the lien provided for in Section 7.7.

                 (d) If a successor Trustee does not deliver a written acceptance of its appointment within 30 days after the retiring Trustee resigns or is removed, the retiring Trustee or the Holders of 10% in principal amount of the Outstanding Notes may petition, at the Company's expense, any court of competent jurisdiction for the appointment of a successor Trustee.

                 (c) If the Trustee fails to comply with Section 7.10, any Holder of Notes may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

                 (f) Notwithstanding the replacement of the Trustee pursuant to this Section 7.8, the Company's obligations under Section 7.7 shall continue for the benefit of the retiring Trustee.

                 (g) In the event of the resignation, termination or removal of the Trustee, the Company shall within 30 days mail written notice thereof to the Holders of Notes.

         Section 7.9 Successor Trustee by Merger.

                 (a) If the Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another Person, the resulting, surviving or transferee Person without any further act shall be the successor Trustee.

                 (b) In case at the time such successor or successors to the Trustee shall succeed to the trusteeship created by this Indenture, any of the Notes shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor trustee, and deliver such Notes so authenticated; and in case at that time any of the Notes shall not have been authenticated, any successor to the Trustee may authenticate such Notes either in the name of any predecessor hereunder or in the name of the successor to the Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Notes or in this Indenture provided that the certificate of the Trustee shall have.

         Section 7.10 Eligibility; Disqualification. The Trustee and the Authenticating Agent shall at all times satisfy the requirements of TIA Section 310(a). The Trustee shall have a combined capital and surplus of at least U.S.$150,000,000 as set forth in its most recent published annual report of condition. The Trustee shall comply with TIA Section 310(b); provided, however, that there shall be excluded from the operation of TIA Section 310(b)(1) any indenture or indentures under which other securities or certificates of interest or participation in other securities of the Company are outstanding if the requirements for such exclusion set forth in TIA Section 310(b)(1) are met.

         Section 7.11 Preferential Collection of Claims Against Company. The Trustee shall comply with TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). A Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated.

         Section 7.12 Paying Agent and Calculation Agent. All rights, duties and immunities of the Trustee under this Indenture shall apply to any Paying Agent and Calculation Agent under this Indenture.

                                  ARTICLE VIII

            SATISFACTION AND DISCHARGE OF INDENTURE; UNCLAIMED MONIES

         Section 8.1 Satisfaction and Discharge. The Indenture will be discharged and will cease to be of further effect (except as to surviving rights of registration of transfer or exchange of the Notes, as expressly provided for in the Indenture and except as to the Company's obligations under Section 7.7) as to all Outstanding Notes when:

                 (a)      either:

                  (i) the Notes theretofore executed, authenticated and delivered (except lost, stolen or destroyed Notes which have been replaced or paid and Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust) have been delivered to the Trustee for cancellation, or

                  (ii) all Notes not theretofore delivered to the Trustee for cancellation have become due and payable, or by their terms are due and payable within one year (or scheduled for Optional Redemption or Optional Tax Redemption within one year) and the Company has irrevocably deposited or caused to be deposited with the Trustee U.S. dollar funds sufficient to pay and discharge the entire indebtedness on the Notes not theretofore delivered to the Trustee for cancellation, for principal of and interest on the Notes to the date of deposit (or until their redemption, as confirmed by the opinion of an internationally recognized firm of independent public accountants), together with irrevocable written instructions from the Company directing the Trustee to apply such funds to the payment;

                 (b) the Company has paid all other sums payable under: (i) this Indenture with respect to the Notes and (ii) the Notes; and

                 (c) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel stating that all conditions precedent under this Indenture relating to the satisfaction and discharge of this Indenture have been complied with.

         Section 8.2 Application by Trustee of Funds Deposited for Payment of Notes.

         Subject to Section 8.4, all monies deposited with the Trustee pursuant to Section 8.1 shall be held in trust and applied by it to the payment, either directly or through any paying agent (including the Company acting as its own paying agent), to the Holders of the particular Notes for the payment or redemption of which such monies have been deposited with the Trustee, of all sums due and to become due thereon for principal and interest; but such money need not be segregated from other funds except to the extent required by law.

        Section 8.3 Repayment of Monies Held by Paying Agent.

        In connection with the satisfaction and discharge of this Indenture with respect to the Notes, all monies then held by any paying agent under the provisions of this Indenture with respect to such series of Notes shall, upon written demand of the Company, be repaid to it or paid to the Trustee and thereupon such paying agent shall be released from all further liability with respect to such monies.

         Section 8.4 Return of Monies Held by Trustee and Paying Agent Unclaimed for Two Years.

        Any monies deposited with or paid to the Trustee or any paying agent for the payment of the principal of or interest (including Additional Amounts) on any Note and not applied but remaining unclaimed for two years after the date upon which such principal or interest (including Additional Amounts) shall have become due and payable, shall, upon the written request of the Company and unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property law, be repaid to the Company by the Trustee or such paying agent, and the Holder of the Notes shall, unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property laws, thereafter look only to the Company for any payment which such Holder may be entitled to collect, and all liability of the Trustee or any paying agent with respect to such monies shall thereupon cease.

                                   ARTICLE IX

                                   AMENDMENTS

                     Section 9.1 Without Consent of Holders.

                 (a) The Company and the Trustee may amend this Indenture or the Notes without notice to or consent of any Holder:

                  (i) to cure any ambiguity, omission, defect or inconsistency, provided that such action shall not adversely affect the interests of the Holders in any material respect;

                  (ii) to comply with Article IV in respect of the assumption by a Successor Corporation of the obligations of the Company under the Notes and this Indenture;

                  (iii) to provide for uncertificated Notes in addition to or in place of certificated Notes; provided, however, that the uncertificated Notes are issued in registered form for purposes of Section 163(f) of the Code;

                  (iv) to add guarantees with respect to the Notes or to secure the Notes;

                  (v) to add to the covenants of the Company for the benefit of the Holders or to surrender any right or power herein conferred upon the Company;

                  (vi) to add any additional Events of Default for the benefit of the Holders of the Notes;

                  (vii) to make any change that does not adversely affect the rights of any Holder in any material respect;

                  (viii) to provide for the issuance of Add On Notes as permitted by Section 2.11, which will have terms substantially identical to the other Outstanding Notes except as specified in Section 2.11, and which will be treated, together with any other Outstanding Notes, as a single issue of securities.

                 (b) After an amendment under this Section 9.1 becomes effective, the Company shall mail to Holders a notice briefly describing such amendment. The failure to give such notice to all Holders, or any defect therein, shall not impair or affect the validity of an amendment under this
Section 9.1.

         Section 9.2 With Consent of Holders.

                 (a) The Company and the Trustee may amend this Indenture with respect to any Notes or the Notes themselves without notice to any Holder but with the written consent of the Holders of at least a Qualified Majority in principal amount of the Outstanding Notes (including, without limitation, consents obtained in connection with a purchase of, or tender offer or exchange offer for, Notes), which consent(s) shall be delivered to the Company and the Trustee. However, without the consent of each Holder affected, an amendment may not:

                  (i) reduce the principal amount of Notes the Holders of which must consent to an amendment or waiver;

                  (ii) reduce the rate of, or change, or have the effect of changing the time for payment of, interest, including Additional Amounts, if any, on any Notes or change in any adverse respect the obligation of the Company to pay Additional Amounts;

                  (iii) reduce the principal of, or change, or have the effect of changing the time for payment of principal or the fixed maturity of, any Notes or the amount due upon an Event of Default, or change the date on which any Notes may be subject to acceleration or redemption, or reduce the redemption price therefor;

                  (iv) make any Notes payable in a currency or at a location other than that stated in the Notes or at a place other than stated in the Notes;

                  (v) make any change in the provisions of this Indenture entitling each Holder to receive payment of principal of and interest on such Notes on or after the due date thereof or to bring suit to enforce such payment, or permitting Holders of a Qualified Majority in principal amount of Outstanding Notes to waive compliance with various provisions of this Indenture or Defaults or Events of Default;

                  (vi) reduce the percentage of Holders of Notes whose consent is needed to modify or amend the provisions of this Indenture with respect to the Notes or the Notes themselves; or

                  (vii) make any changes to this Section 9.2.

                  (b) It shall not be necessary for the consent of the Holders under this Section 9.2 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent approves the substance thereof.

                  (c) After an amendment under this Section 9.2 becomes effective, the Company shall mail to Holders a notice briefly describing such amendment. The failure to give such notice to all Holders, or any defect therein, shall not impair or affect the validity of an amendment under this
Section 9.2.

         Section 9.3 Compliance with Trust Indenture Act. Every amendment to this Indenture or the Notes shall comply with the TIA as then in effect.

         Section 9.4 Acts of Holders; Record Dates.

                  (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing as herein otherwise expressly provided. Such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 7.1) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

                  (b) The fact and date of the execution by any Person of any such instrument or writing may be proved in any reasonable manner which the Trustee deems sufficient.

                  (c) The Company may set any day as a record date for the purpose of determining the Holders of Outstanding Notes represented by Global Registered Notes or Certificated Notes entitled to give, make or take any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given, made or taken by Holders of Notes (for the purposes of this Section 9.4 only, a "record date"); provided that the Company may not set a record date for, and the provisions of this paragraph shall not apply with respect to, the giving or making of any notice, declaration, request or direction referred to in the next paragraph. If any record date is set pursuant to this paragraph, the Holders of Outstanding Notes represented by Global Registered Notes or Certificated Notes on such record date, and no other Holders, shall be entitled to take the relevant action, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable expiration date by Holders of the requisite principal amount of Outstanding Notes on such record date. Nothing in this paragraph shall be construed to prevent the Company from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and be of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Notes on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Company, at its own expense, shall cause notice of such record date, the proposed action by Holders and the applicable expiration date to be given to the Trustee in writing and to each Holder of Notes in the manner set forth in
Section 10.2.

         The Trustee may set any day as a record date for the purpose of determining the Holders of Outstanding Notes represented by Global Registered Notes or Certificated Notes entitled to join in the giving or making of (i) any request to institute proceedings referred to in Section 6.6 or (ii) any direction referred to in Section 6.5, in each case with respect to the Notes. If any record date is set pursuant to this paragraph, the Holders of Outstanding Notes on such record date, and no other Holders, shall be entitled to join in such notice, declaration, request or direction, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable expiration date by Holders of the requisite principal amount of Outstanding Notes on such record date. Nothing in this paragraph shall be construed to prevent the Trustee from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and be of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holder of the requisite principal amount of Outstanding Notes on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Trustee, at the expense of the Company, shall cause notice of such record date, the proposed action by Holders and the applicable expiration date to be given to the Company in writing and to each Holder of Securities in the manner set forth in Section 10.2.

         With respect to any record date set pursuant to this Section, the party hereto which sets such record date may designate any day as the "expiration date" and from time to time may change the expiration date to any earlier or later day; provided that no such change shall be effective unless notice of the proposed new expiration date is given to the other parties hereto in writing and to each Holder of Notes in the manner set forth in Section 10.2, on or prior to the existing expiration date. Notwithstanding the foregoing, no expiration date shall be later than the 180th day after the applicable record date and, if an expiration date is not designated with respect to any record date set pursuant to this Section, the party or parties hereto which set such record date shall be deemed to have designated the 180th day after such record date as the expiration date with respect thereto.

         Without limiting the foregoing, a Holder entitled hereunder to take any action hereunder with regard to any particular Note may do so with regard to all or any part of the principal amount of such Note or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such principal amount.

         Section 9.5 Notation on or Exchange of Notes. If an amendment changes the terms of a Note, the Trustee may require the Holder of the Note to deliver it to the Trustee. The Trustee may place an appropriate notation on the Note regarding the changed terms and return it to the Holder. Alternatively, if the Company or the Trustee so determines, the Company in exchange for the Note will execute and upon Company Order the Trustee will authenticate a new Note that reflects the changed terms. Failure to make the appropriate notation or to issue a new Note shall not affect the validity of such amendment.

         Section 9.6 Trustee to Sign Amendments. The Trustee shall sign any amendment authorized pursuant to this Article IX; provided that the Trustee may, but shall not be obligated to, sign any amendment that adversely affects its own rights, duties, liabilities or immunities. If it does, the Trustee may but need not sign it. In signing such amendment the Trustee shall be entitled to receive indemnity reasonably satisfactory to it and shall be provided with, and (subject to Sections 7.1 and 7.2) shall be fully authorized and protected in relying upon an Opinion of Counsel and an Officers' Certificate, each stating that such amendment is authorized or permitted by this Indenture.

                                    ARTICLE X

                                  MISCELLANEOUS

         Section 10.1 Trust Indenture Act Controls. If any provision of this Indenture limits, qualifies or conflicts with another provision which is required or deemed to be included in this Indenture by the TIA, the required or deemed provision shall control.

         Section 10.2 Notices.

         Any notice or communication provided or permitted by this Indenture to be given to the Company, the Trustee or the Paying Agent may be given to the Company, the Trustee or any Paying Agent, as the case may be, and shall be made in writing by hand-delivery, first-class mail, facsimile or air courier guaranteeing next-day delivery:

         if to the Company:

         Pearson PLC
         80 Strand
         London WC2R ORL
         United Kingdom

         Attention: Group Treasurer

         With a copy to:

         Pearson PLC
         80 Strand
         London WC2R ORL
         United Kingdom

         Attention: General Counsel

         if to the Trustee and Paying Agent:

         The Bank of New York
         One Canada
         Square
         London E14 5AL
         United Kingdom
         Attention: Alison Mitchell

         All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; one business day after being timely delivered to a next-day air courier; five business days after being deposited in the mail postage prepaid; and when receipt is acknowledged by the recipient's facsimile machine, if sent by facsimile.

         The Company, the Trustee or the Paying Agent by notice to the others may designate additional or different addresses for subsequent notices or communications. Such notices or communications may also be given by any Holder of Notes to the Trustee or any Paying Agent through DTC in such manner that such Trustee or Paying Agent, as the case may be, and DTC may approve for such purpose.

         (b) All notices regarding the Notes shall be published (i) in a leading English language daily newspaper of general circulation in New York City and
(ii) if and for so long as the Notes are listed on the Luxembourg Stock Exchange, and for so long as the Luxembourg Stock Exchange rules so require, a daily newspaper of general circulation in Luxembourg. Such publications will initially be made in The Wall Street Journal in New York City and the Luxemburger Wort in Luxembourg. The Company shall also ensure that such notice is duly published in a manner that complies with the rules and regulations of any other stock exchange, competent listing authority and/or quotation system on or by which the Notes are for the time being listed, quoted and/or traded. Any such notice will be deemed to have been given on the date of the first publication or, where required to be published in more than one newspaper, on the date of the first publication in each such newspaper. Furthermore, the Company shall send all notices via first class mail or a courier delivery service to the Trustee and the nominee of DTC.

         Section 10.3 Communication by Holders with Other Holders. Holders may communicate pursuant to TIA Section 312(b) with other Holders with respect to their rights under this Indenture or the Notes. The Company, the Trustee, the Registrar and anyone else shall have the protection of TIA Section 312(c).

         Section 10.4 Certificate and Opinion as to Conditions Precedent. Upon any request or application by the Company to the Trustee to take or refrain from taking any action under this Indenture, the Company shall furnish to the
Trustee:

                 (a) an Officers' Certificate in form and substance reasonably satisfactory to the Trustee stating that, in the opinion of the signer or signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

                 (b) an Opinion of Counsel in form and substance reasonably satisfactory to the Trustee stating that, in the opinion of such counsel, all such conditions precedent, if any, have been complied with.

        Section 10.5 Statements Required in Certificate or Opinion. Each certificate or opinion with respect to compliance with a covenant or condition provided for in this Indenture shall include:

                  (a) a statement that the individual making such certificate or opinion has read such covenant or condition and the definitions relating thereto;

                  (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (c) a statement that, in the opinion of such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (d) a statement as to whether or not, in the opinion of such individual, such covenant or condition has been complied with.

        In giving such Opinion of Counsel, counsel may rely as to factual matters on an Officers' Certificate or on certificates of public officials unless such counsel knows, or in the exercise of reasonable care, should know that the Officers' Certificate or certificates of public officials or the representations with respect to such matters are erroneous.

        Section 10.6 Form of Documents Delivered to Trustee.

        In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters and any such Person may certify or give an opinion as to such matters in one or several documents.

        Any certificate or opinion of an Officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such Officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an Officer or Officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows or in the exercise of reasonable care should know, that the opinion or representations with respect to such matters are erroneous.

        Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

        Section 10.7 Rules by Trustee, Paying Agent and Registrar. The Trustee may make reasonable rules for action by, or a meeting of, Holders. The Registrar and the Paying Agent may make reasonable rules for their functions.

        Section 10.8 Payment on Business Days. If any Interest Payment Date would fall on a day that is not a Business Day, the interest payment shall be made on the next Business Day. If the Maturity Date falls on a day that is not a Business Day, the payment of interest and principal may be made on the next succeeding Business Day, and no interest on such payment shall accrue for the period from and after the Maturity Date.

         If a regular Record Date is not a Business Day, the Record Date shall not be affected.

         Section 10.9 Governing Law, etc.

                  (a) THIS INDENTURE AND THE NOTES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, EXCEPT THAT THE AUTHORIZATION AND EXECUTION BY THE COMPANY OF THE INDENTURE AND THE NOTES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF ENGLAND AND WALES, WITHOUT GIVING EFFECT TO ANY CONTRARY CONFLICT OF LAWS OR CHOICE OF LAW PROVISIONS OF THE LAWS OF THE STATE OF NEW YORK OR ANY OTHER JURISDICTION.

                  (b) To the extent that the Company or any of its properties, assets or revenues may have or may hereafter become entitled to, or have attributed to it, any right of immunity, on the grounds of sovereignty or otherwise, from any legal action, suit or proceeding, from the giving of any relief in any such legal action, suit or proceeding, from setoff or counterclaim, from the jurisdiction of any court, from service of process, from attachment upon or prior to judgment, from attachment in aid of execution of judgment, or from execution of judgment, or other legal process or proceeding for the giving of any relief or for the enforcement of any judgment, in any jurisdiction in which proceedings may at any time be commenced, with respect to its obligations, liabilities or any other matter under or arising out of or in connection with this Indenture or the Notes, the Company hereby irrevocably and unconditionally waives, and agrees not to plead or claim, any such immunity and consents to such relief and enforcement.

                  (c) The Company hereby irrevocably consents and agrees, for the benefit of the Holders and the Trustee, that any legal action, suit or proceeding against it with respect to its obligations, liabilities or any other matter arising out of or in connection with this Indenture or the Notes may be brought in any United States federal court or New York state court, in each case located in the Borough of Manhattan, The City of New York, and hereby irrevocably consents and submits to the non-exclusive jurisdiction of each such court in personam, generally and unconditionally with respect to any action, suit or proceeding for itself and in respect of its properties, assets and revenues.

                  (d) The Company hereby irrevocably designates, appoints, and empowers Pearson Inc., with an office at 1330 Avenue of the Americas, New York, New York 10019, as its designee, appointee and agent (the "Authorized Agent") to receive, accept and acknowledge for and on its behalf, and its properties, assets and revenues, service of any and all legal process, summons, notices and documents which may be served in any such action, suit or proceeding brought in any United States federal court or New York state court which may be made on such Authorized Agent in accordance with legal procedures prescribed for such courts. If for any reason such Authorized Agent hereunder shall cease to be available to act as such, the Company agrees to designate a new designee, appointee and agent in The City of New York on the terms and for the purposes of this clause satisfactory to the Trustee. The Company further hereby irrevocably consents and agrees to the service of any and all legal process, summons, notices and documents out of any of the aforesaid courts in any such action, suit or proceeding by serving a copy thereof upon the relevant agent for service of process referred to in this clause (whether or not the appointment of such agent shall for any reason prove to be ineffective or such agent shall accept or acknowledge such service) or by mailing copies thereof by registered or certified air mail, first class, postage prepaid, to each of them at their respective addresses specified in or designated pursuant to this Indenture. The Company further agrees that the failure of any such Authorized Agent to give any notice of such service to it shall not impair or affect in any way the validity of such service or any judgment rendered in any action or proceeding based thereon. Nothing herein shall in any way be deemed to limit the ability of the Trustee or any Holder to serve any such legal process, summons, notices and documents in any other manner permitted by applicable law or to obtain jurisdiction over the Company or bring actions, suits or proceedings against the Company in any jurisdiction, and in any manner, as may be permitted by applicable law. The Company hereby irrevocably and unconditionally waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions, suits or proceedings arising out of or in connection with this Indenture or the Notes brought in any United States federal court or New York state court, in each case located in the Borough of Manhattan, The City of New York, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

                 (e) Nothing in this Section 10.9 shall affect the right of the Trustee or any Holder of the Notes to serve process in any other manner permitted by law.

         Section 10.10 Successors. All agreements of the Company in this Indenture and the Notes shall bind its successors. All agreements of the Trustee in this Indenture shall bind its successors.

         Section 10.11 Duplicate and Counterpart Originals. This Indenture may be executed in any number of counterparts, each of which so executed shall be an original, but all of them together represent the same agreement.

         Section 10.12 Severability. In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         Section 10.13 Currency Indemnity.

                  (a) The U.S. dollar is the sole currency of account and payment for all sums payable by the Company under or in connection with the Notes or this Indenture with respect to the Notes, including damages. Any amount received or recovered in currency other than U.S. dollars in respect of the Notes (whether as a result of, or of the enforcement of, a judgment or order of a court of any jurisdiction, in the winding-up or dissolution of the Company, any Subsidiary or otherwise) by any Holder of the Notes in respect of any sum expressed to be due to it from the Company shall only constitute a discharge of them under the Notes and this Indenture with respect to the Notes only to the extent of the U.S. dollar amount which the recipient is able to purchase with the amount so received or recovered in that other currency on the date of that receipt or recovery (or, if it is not practicable to make that purchase on that date, on the first date on which it is practicable to do so). If that U.S. dollar amount is less than the U.S. dollar amount expressed to be due to the recipient under the Notes or this Indenture with respect to the Notes, the Company shall indemnify and hold harmless the recipient against any loss or cost sustained by it in making any such purchase. For the purposes of this Section 10.13, it will be sufficient for the Holder of a Note to certify that it would have suffered a loss had an actual purchase of U.S. dollars been made with the amount so received in that other currency on the date of receipt or recovery (or, if a purchase of U.S. dollars on such date had not been practicable, on the first date on which it would have been practicable).

                  (b) The indemnities of the Company contained in this Section 10.13, to the extent permitted by law: (i) constitute a separate and independent obligation from the other obligations of the Company under the Notes and this Indenture with respect to the Notes; (ii) shall give rise to a separate and independent cause of action against the Company; (iii) shall apply irrespective of any waiver granted by any Holder of the Notes or the Trustee with respect to the Notes from time to time; and (iv) shall continue in full force and effect notwithstanding any other judgment, order, claim or proof of claim for a liquidated amount in respect of any sum due under the Notes or this Indenture with respect to the Notes or any other judgment or order.

        Section 10.14 Benefits of Indenture. Nothing in this Indenture or the Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders, any benefit of any legal or equitable right, remedy or claim under this Indenture.

        Section 10.15 Table of Contents; Headings. The table of contents and headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not intended to be considered a part hereof and shall not modify or restrict any of the terms or provisions hereof.

        IN WITNESS WHEREOF, the parties have caused this Indenture to be duly executed as of the date first written above.

                                  PEARSON PLC

                                  By:  /s/  Michael Day
                                     ------------------------------------------
                                     Name:  Michael Day
                                     Title: Group Treasurer







                                  THE BANK OF NEW YORK

                                  as Trustee, Paying Agent and Calculation Agent

                                  By:
                                     ------------------------------------------
                                     Name:
                                     Title:

        IN WITNESS WHEREOF, the parties have caused this Indenture to be duly executed as of the date first written above.

                                  PEARSON PLC

                                  By:
                                     ------------------------------------------
                                     Name:
                                     Title:





                                  THE BANK OF NEW YORK

                                  as Trustee, Paying Agent and Calculation Agent

                                  By:  /s/  Trevor Blewer
                                     ------------------------------------------
                                     Name:  Trevor Blewer
                                     Title: Vice President